BENHAM EQUITY
                                  INDEX FUNDS

                                 -------------

                                 Annual Report
                               December 31, 1995


                         [picture of book with compass,
                      bag with gold nuggets, and a mining
                                 company deed]


                            Gold Equities Index Fund
                      Global Natural Resources Index Fund


                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                      CONTENTS

   GLOBAL ECONOMIC REVIEW...............................  1

   GOLD EQUITIES INDEX FUND
   Performance Information..............................  2
   Portfolio Composition and Lipper Statistics..........  3
   Market Summary.......................................  4
   Management Discussion................................  6
   Financial Highlights..................................18
   Financial Statements and Notes........................20
   Schedule of Investments...............................28

   GLOBAL NATURAL RESOURCES INDEX FUND
   Performance Information..............................  9
   Portfolio Information.................................10
   Market Summary........................................11
   Management Discussion and Lipper Statistics...........12
   Financial Highlights..................................19
   Financial Statements and Notes........................20
   Schedule of Investments...............................29

   INVESTMENT FUNDAMENTALS
   Indexing and Quantitative Management..................14
   Benchmark Indexes.....................................15

                             GLOBAL ECONOMIC REVIEW
                                 JAMES M. BENHAM      [picture of James
                             Chairman, Benham Funds       M. Benham]

In 1995, global economic growth slowed dramatically from its strong pace in 1994. In the U.S., the Federal Reserve engineered a "soft landing"--slower, steady economic growth coupled with low inflation--through a series of short-term interest rate increases that culminated in early 1995. Japan remained mired in recession, and a crisis in its banking system added to its economic woes. Restrictive monetary policy and a strong currency led to sluggish growth in Germany, and this extended to the rest of Europe.

[line graph in left margin of page.  graph data described below]

Surprisingly, global inflation remained low throughout 1995. As the global economic engine heated up at the end of 1994, many observers expected rising prices in 1995. However, restrictive interest rate policy and low wage increases kept inflation under control in the U.S. and Europe, and Japan's continuing recession was accompanied by deflation (declining prices). Although prices have increased at the wholesale level, retail businesses appear to be absorbing these additional costs.

Slower economic growth and low levels of inflation convinced the central banks in many countries to cut short-term interest rates in 1995 (see the graph above). Germany's rate cuts in March, September and December paved the way for similar cuts in Austria, Belgium, France and other western European nations. Even Japanese short-term rates, which remain at historic lows, were reduced by the Bank of Japan in an effort to bring the country's economy out of its prolonged recession.

Despite slowing economic growth, we believe that a global recession is unlikely in 1996. Many central banks are expected to continue lowering short-term interest rates as they move toward a more stimulative monetary policy, and this should encourage economic growth worldwide. Efforts to cut government budget deficits in the U.S. and Europe should also have a positive effect on economic growth. The Japanese economy still faces some obstacles, but conditions are improving--the country's banking system is going through a restructuring process that should make it stronger in the long run, and the recent decline in the Japanese currency should help make Japan's exports more attractive.

[graph data]
Short-Term Interest Rate Cuts in 1995

                  U.S.       Germany        Japan
1/6/95           %5.5       %4.5           %1.75
1/13/95           5.5        4.5            1.75
1/20/95           5.5        4.5            1.75
1/27/95           5.5        4.5            1.75
2/3/95            6          4.5            1.75
2/10/95           6          4.5            1.75
2/17/95           6          4.5            1.75
2/24/95           6          4.5            1.75
3/3/95            6          4.5            1.75
3/10/95           6          4.5            1.75
3/17/95           6          4.5            1.75
3/24/95           6          4.5            1.75
3/31/95           6          4              1.75
4/7/95            6          4              1.75
4/14/95           6          4              1
4/21/95           6          4              1
4/28/95           6          4              1
5/5/95            6          4              1
5/12/95           6          4              1
5/19/95           6          4              1
5/26/95           6          4              1
6/2/95            6          4              1
6/9/95            6          4              1
6/16/95           6          4              1
6/23/95           6          4              1
6/30/95           6          4              1
7/7/95            5.75       4              1
7/14/95           5.75       4              1
7/21/95           5.75       4              1
7/28/95           5.75       4              1
8/4/95            5.75       4              1
8/11/95           5.75       4              1
8/18/95           5.75       4              1
8/25/95           5.75       3.5            1
9/1/95            5.75       3.5            1
9/8/95            5.75       3.5            0.5
9/15/95           5.75       3.5            0.5
9/22/95           5.75       3.5            0.5
9/29/95           5.75       3.5            0.5
10/6/95           5.75       3.5            0.5
10/13/95          5.75       3.5            0.5
10/20/95          5.75       3.5            0.5
10/27/95          5.75       3.5            0.5
11/3/95           5.75       3.5            0.5
11/10/95          5.75       3.5            0.5
11/17/95          5.75       3.5            0.5
11/24/95          5.75       3.5            0.5
12/1/95           5.75       3.5            0.5
12/8/95           5.75       3.5            0.5
12/15/95          5.75       3              0.5
12/22/95          5.5        3              0.5
12/29/95          5.5        3              0.5

Source:  Bloomberg Financial Markets

                            GOLD EQUITIES INDEX FUND
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS
                       For Periods Ended December 31, 1995

    NET ASSET VALUE RANGE                AVERAGE ANNUAL TOTAL RETURNS
      (1/1/95-12/31/95)         ----------------------------------------------
                                1 YEAR       3 YEARS     5 YEARS  LIFE OF FUND
                                ----------------------------------------------
        $9.98-$13.53             9.25%       18.13%       5.97%       3.30%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 18.

The Fund commenced operations on August 17, 1988.

Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                           SEC PERFORMANCE COMPARISON

 Comparative Performance of $10,000 Invested on 8/31/88 in the Fund, in the Benham North American Gold Equities Index and in the Toronto Stock Exchange 300 Index

[line graph]
                   TSE 300             BNAGEI            Fund
Aug-88           $10,000            $10,000           $10,000
Sep-88            10,031.4            9,348             9,406.44
Oct-88            10,390.1            9,435.87          9,416.5
Nov-88            10,113.5            9,656.67          9,607.65
Dec-88            10,452.4            9,187.36          9,136.32
Jan-89            11,168.7            9,304.95          9,206.99
Feb-89            11,056.3           10,102.3           9,984.33
Mar-89            11,128.2            9,680.11          9,540.14
Apr-89            11,297.8            9,085.75          8,954.6
May-89            11,595.2            8,660.54          8,540.7
Jun-89            11,812.4            9,343.85          9,166.61
Jul-89            12,493.9            9,497.09          9,277.66
Aug-89            12,650.6            9,973.85          9,721.86
Sep-89            12,488.5           10,392.8          10,085.3
Oct-89            12,437.1           10,774.2          10,438.6
Nov-89            12,548.5           12,430.1          11,963
Dec-89            12,686.4           12,322.5          11,870.5
Jan-90            11,857.9           13,112.9          12,580.1
Feb-90            11,827.5           12,400.7          11,890.8
Mar-90            11,726.4           11,610.2          11,130.5
Apr-90            10,781             10,196.1           9,762
May-90            11,598.2           11,188.8          10,714.9
Jun-90            11,527.6           10,530.3          10,066.1
Jul-90            11,605.8           11,513.4          10,998.7
Aug-90            10,942.5           11,249            10,755.4
Sep-90            10,373.1           11,318.5          10,816.3
Oct-90            10,138.8            9,287.44          8,859.8
Nov-90            10,404              8,910.03          8,515.14
Dec-90            10,809             10,001.3           9,563.97
Jan-91            10,881.3            8,259.34          7,896.66
Feb-91            11,545.8            8,997.74          8,592.22
Mar-91            11,706.7            8,840.45          8,428.56
Apr-91            11,643.8            8,528.95          8,121.69
May-91            11,956.4            8,867.27          8,428.55
Jun-91            11,743              9,584.8           9,093.42
Jul-91            12,012              9,392.15          8,909.31
Aug-91            11,970.2            8,402.1           7,978.48
Sep-91            11,573.8            8,502.66          8,029.62
Oct-91            12,026.5            9,030.55          8,541.06
Nov-91            11,827.5            9,192.17          8,684.26
Dec-91            12,107.8            8,987.1           8,489.64
Jan-92            12,416.8            9,146.17          8,653.69
Feb-92            12,397.7            8,825.14          8,315.33
Mar-92            11,859.3            8,015.87          7,566.85
Apr-92            11,678.9            7,672.79          7,238.75
May-92            11,821.7            8,298.89          7,812.93
Jun-92            11,873.3            8,854.92          8,315.33
Jul-92            12,083.6            9,409.24          8,807.49
Aug-92            11,971.8            9,236.11          8,592.17
Sep-92            11,651.1            9,344.17          8,510.14
Oct-92            11,800              8,863.88          8,151.28
Nov-92            11,647.9            7,752.35          7,320.77
Dec-92            11,934.2            8,253.93          7,754.9
Jan-93            11,786.3            8,012.91          7,518.66
Feb-93            12,329.2            8,872.7           8,330.09
Mar-93            12,921.7           10,002.2           9,439.4
Apr-93            13,607.2           11,509.5          10,702.8
May-93            13,993.2           12,803.2          11,914.8
Jun-93            14,335.3           13,640.5          12,674.9
Jul-93            14,363.1           14,909.1          13,650.7
Aug-93            15,006.4           13,702.9          12,592.7
Sep-93            14,518.5           11,944.9          11,010.9
Oct-93            15,496.3           13,970.7          12,890.6
Nov-93            15,252.6           13,754.2          12,900.9
Dec-93            15,818.5           15,016.8          14,053.6
Jan-94            16,684.7           15,001.8          14,084.5
Feb-94            16,233.9           14,263.7          13,375.1
Mar-94            15,939.5           14,752.9          13,642.4
Apr-94            15,722.7           12,941.3          12,059.2
May-94            15,974.6           13,728.7          12,799.4
Jun-94            14,910.4           13,049.2          12,100.3
Jul-94            15,493             12,886.1          11,977
Aug-94            16,152.6           13,665.7          12,696.6
Sep-94            16,216.1           15,259.1          14,197.6
Oct-94            15,996.7           13,676.7          12,809.7
Nov-94            15,289.4           11,942.5          11,123.7
Dec-94            15,790.6           12,494.3          11,700
Jan-95            15,068.4           10,965            10,305.9
Feb-95            15,497.1           11,647            10,966.8
Mar-95            16,262.9           13,535            12,629.4
Apr-95            16,147.2           13,271            12,453.8
May-95            16,822.4           13,728.9          12,835.9
Jun-95            17,172.2           13,744            12,846.2
Jul-95            17,519.3           13,836.1          12,928.8
Aug-95            17,178.3           13,911.2          13,063.1
Sep-95            17,276.2           14,043.4          13,197.3
Oct-95            17,022.3           12,138.8          11,410.8
Nov-95            17,830.3           13,627.6          12,681
Dec-95            18,084.9           13,640.8          12,782.6

Past performance does not guarantee future results.

This graph compares the Fund`s performance with two market indexes over the life of the Fund. We have selected the Toronto Stock Exchange 300 Index (TSE 300) to serve as the broad-based comparative index for the Fund. The TSE 300 has a higher percentage of precious metals stocks than any other broad-based North American stock index. We have also included the Benham North American Gold Equities Index (BNAGEI), which is composed entirely of North American gold-producing company stocks. Although the investment characteristics of the indexes are similar to those of the Fund, the securities owned by the Fund and those composing the indexes are likely to be different, and securities that the Fund and the indexes have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indexes.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indexes do not.

                            GOLD EQUITIES INDEX FUND
                                 TOP TEN STOCKS

       AS OF 12/31/95                                   AS OF 6/30/95
COMPANY                          WEIGHT    COMPANY                        WEIGHT
Barrick Gold Corporation          24.0%    Barrick Gold Corporation       23.5%
Placer Dome, Inc.                 14.2%    Placer Dome, Inc.              16.0%
Newmont Mining Corp.              10.6%    Newmont Mining Corp.            9.2%
Santa Fe Gold Corporation          4.6%    Teck Corporation, B Shares      4.9%
TVX Gold, Inc.                     4.6%    Homestake Mining Co.            4.8%
Homestake Mining Co.               4.3%    Santa Fe Gold Corporation       4.6%
Teck Corporation, B Shares         3.3%    TVX Gold, Inc.                  4.3%
Euro-Nevada Mining Co. Ltd.        3.3%    Hemlo Gold Mines, Inc.          3.1%
Hemlo Gold Mines, Inc.             3.0%    Battle Mountain Gold Co.        2.9%
Franco-Nevada Mining, Ltd.         2.8%    Cambior, Inc.                   2.8%
TOTAL WEIGHTING                            TOTAL WEIGHTING
OF TOP TEN                        74.7%      OF TOP TEN                   76.1%

The Fund's top ten holdings may change over time. For the top ten holdings of the Fund's benchmark index, see page 15.


                              PORTFOLIO COMPOSITION

    [pie chart]                         [pie chart]
    AS OF 12/31/95                      AS OF 6/30/95
    Canadian Index Companies: 66.0%     Canadian Index Companies: 66.7%
    U.S. Index Companies: 27.8%         U.S. Index Companies: 27.1%
    U.S. Non-Index Companies: 3.0%      U.S. Non-Index Companies: 0.8%
    Other Non-Index Companies: 2.9%     Other Non-Index Companies: 3.3%
    Other: 0.3%                         Other: 2.1%

The composition of the Fund`s holdings may change over time. For the composition of the Fund's benchmark index, see page 15.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 12/31/95 for the funds in Lipper's "Gold-Oriented Funds" category.

                       1 YEAR         3 YEARS       5 YEARS       LIFE OF FUND+
The Fund:              9.25%          18.13%        5.97%         3.27%
Category Average :     1.76%          16.67%        5.44%         2.37%
The Fund's Ranking:    10 out of 39   14 out of 31  17 out of 28  11 out of 23

+ from August 18, 1988, through December 31, 1995

Total returns are based on historical performance and do not guarantee future results.

                            GOLD EQUITIES INDEX FUND
                                 MARKET SUMMARY
                        by Bill Martin, Portfolio Manager

GOLD BULLION

In 1995, gold traded within its tightest range since it began trading freely in 1971. The spot price of gold was $384 an ounce at the beginning of 1995 and finished the year at $388 without straying far from the narrow range ($370-$395) established at the beginning of 1994. The tight trading range masked the fact that gold demand, mostly for jewelry, has exceeded gold mine production since 1988 (see the graph below). Demand has been driven by the rising wealth and inflation rates of developing countries--the currencies in newly industrialized countries are devalued frequently. In 1995, jewelry demand totaled nearly 3,200 tons, while world gold mine production was just 2,300 tons.

[line graph in left margin of page.  graph data described belwo]

But the price of gold remained stable because sellers of existing gold supplies helped fill the gap between jewelry demand and mining production. Many of the world`s central banks, bloated with gold reserves that had scarcely appreciated since 1980, sold and loaned gold to dealers to earn a return on the assets. Much of that gold was subsequently leased to gold producers (mining companies) looking to hedge (protect) their returns against falling prices. The gold producers sold their borrowed gold to lock in current prices, then repaid the dealers out of their own future gold production--a hedging technique known as "selling forward." The combination of low global inflation, central bank sales and selling forward by producers kept gold prices flat in 1995.

However, developments in late 1995 and early 1996 may have altered the gold price structure. Central banks began to reach selling and lending limits for their gold reserves, producing a shortage that caused dealers to raise their gold lease rates. Selling forward became too expensive for producers, and gold available to meet demand declined further. Demand from jewelry makers and investors pushed gold prices above $400 an ounce for the first time since 1993. Now that gold has broken the $400 barrier and there are signs that jewelry demand may continue at that price level, we believe gold has moved into a new trading range of $390-$430.

[graph data]
Global Gold Supply & Demand, in tons

                  Mining Production         Jewelry Demand
'83               1452.2                    1261
'84               1494.5                    1517
'85               1565.5                    1556
'86               1636.1                    1771
'87               1732.4                    1673
'88               1908.9                    1937
'89               2067.6                    2324
'90               2140                      2454
'91               2167.7                    2571
'92               2250.9                    3143
'93               2309.2                    2999
'94               2291.2                    3039
'95               2268                      3216

                            GOLD EQUITIES INDEX FUND
                                 MARKET SUMMARY
                       (Continued from the previous page)

GOLD STOCKS

Given low global inflation and the price stability of gold bullion in 1995, it's not surprising that it wasn't a banner year for gold stocks or gold stock funds. The chart below tells much of the story. It's surprising that North American gold stocks performed as well as they did, but the explanation is fairly simple. North American gold stocks, especially those of the larger mining companies such as Barrick Gold, Placer Dome and Newmont Mining, benefited from declining production costs, increased reserves and selling forward. Gold fund managers bought these stocks because they had the potential to perform well even if gold prices languished. However, these stocks did have risks. Larger capitalizations and greater liquidity made them more likely to be bought by non-gold fund managers and therefore more likely to be sold during sudden changes in the gold market.

Investors in South African gold stocks definitely needed steely nerves in 1995. Much of the poor performance of South African gold stocks was due to concern over labor negotiations and the exchange rate system. Investors were worried that wage increases in new mining union agreements would reduce profit margins. Investors were also concerned that South Africa's new single currency system would no longer allow gold investors to arbitrage between the two South African currencies and earn currency returns in addition to their gold stock returns.

--------------------------------------------------------------------------------
                          1995 GOLD RETURNS AT A GLANCE
               Total Returns for the Year Ended December 31, 1995

      MEASURES THAT REFLECTED GOLD STOCK PERFORMANCE
      FT-SE(R) Gold Mines (Global) Index.......................   -3.1%
      FT-SE(R) Gold Mines (South African) Index................  -21.6%
      Benham North American Gold Equities Index................    9.2%
      Average for Lipper's "Gold-Oriented Funds" Category......    1.8%

      GOLD BULLION PERFORMANCE
      Spot Price of Gold.......................................    1.0%

      U.S. INFLATION
      Consumer Price Index (CPI)...............................    2.5%

      Sources: Financial Times, Benham Management Corp., Lipper, Dow Jones
--------------------------------------------------------------------------------

                            GOLD EQUITIES INDEX FUND
                              MANAGEMENT DISCUSSION
        A question and answer session with Bill Martin, Portfolio Manager

Q:       How did the Fund perform?

A: The Fund's 9.25% total return in 1995 was higher than comparable 1995 total returns for gold stock market indexes such as the FT-SE(R) Gold Mines (Global) Index, the FT-SE(R) Gold Mines (South African) Index and the Benham North American Gold Equities Index (BNAGEI). The Fund also outperformed the Lipper average for 39 gold-oriented funds and gold bullion (see the chart on page 5).

Q:       Why did the Fund outperform those gold performance measures?

A: The Fund outperformed the measures primarily because of the Fund's high percentage of North American gold stock holdings, which outperformed South African gold stocks and gold bullion in 1995 (see page 5). The Fund outperformed its Lipper category average because most of those funds had South African holdings, which underperformed in 1995. The Fund outperformed BNAGEI by using non-index holdings and by overweighting and underweighting index stocks. (See our discussion of active quantitative management at the bottom of page 14.)

Q: Did you manage the Fund differently in the second half of 1995 than you did in the first half?

A: Yes, but not much differently. Strategically, we tried to align the Fund's holdings even more closely to BNAGEI, to the extent permitted by IRS diversification requirements. We continued to focus on the three largest BNAGEI holdings (Barrick Gold Corporation, Placer Dome, Inc. and Newmont Mining Company). We like these companies because the large size of their mines helps them achieve efficiencies that permit cash-flow increases even when gold prices stagnate. We also like the fact that they are managed more like finance companies than mining companies, which we believe reduces their susceptibility to gold price fluctuations.

         Operationally, Twentieth Century's stock trading desk in Kansas City began executing the Fund's trades in July. The efficiency and trading volume of Twentieth Century's trading department should help keep the Fund's transaction costs low.

                            GOLD EQUITIES INDEX FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: On February 12, 1996, the Fund's shareholders approved proposals to change the Fund's investment objective, benchmark index and name. The Fund's new name is Benham Global Gold Fund, and its new benchmark is the FT-SE(R) Gold Mines Index* (FT-SE Index). How has the new benchmark changed your investment strategy and the Fund's holdings?

A:       The four biggest changes are:

         1. We are reducing the Fund`s three largest holdings. Barrick Gold Corporation, Placer Dome, Inc. and Newmont Mining Company, which represented 26.0%, 16.5% and 12.1% of BNAGEI respectively as of 12/31/95, are just 15%, 10% and 10% of the FT-SE Index. No other gold stock should be more than 5% of the Fund's portfolio.

         2. We are reducing total North American holdings from approximately 98% of the Fund to approximately 60%.**

         3. We are increasing South African holdings from 0% as of 12/31/95 to approximately 25%.**

         4. We are increasing Australian holdings from less than 1% of the Fund as of 12/31/95 to approximately 15%.**

Q:       When will the Fund's holdings begin to resemble those of the FT-SE
         Index?

A: We began shifting the Fund's holdings in February, but there hasn't been any sense of urgency. We want to make prudent investment decisions as we shift the Fund's investment focus. It'll be a gradual process, but we expect the Fund's holdings to look quite different by June 30, 1996, the end of the reporting period for the Fund's semiannual report.

Q: Do you believe this is a good time to be selling North American gold stocks and buying South African and Australian gold shares?

A: Yes, we believe the Fund could benefit from favorable timing. As we discussed on page 5, North American gold shares significantly outperformed other regional shares in 1995. That means the South African and Australian gold shares we're buying to match the new benchmark could be relatively undervalued. Also, if gold prices have indeed moved into a higher trading range, the higher operating leverage of the South African and Australian stocks gives them improved performance potential.

* The FT-SE(R) Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries and the Faculty of Actuaries. FT-SE International Limited does not sponsor, endorse or promote the Fund.

** Based on gold share prices as of 2/15/96.

                            GOLD EQUITIES INDEX FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: South African and Australian gold shares may be good values, but doesn't that also reflect the perception that there's greater risk in those markets?

A: That's very true. With regard to South Africa, investors remain concerned in general about political instability that could affect mining operations. In Australia, the risk relates more to the financial structures of the mining companies. Australian mining companies tend to be more heavily leveraged and have higher production costs than their North American counterparts.

Q: How can you help reduce the risks of investing in South Africa and Australia?

A: First and foremost, we are limiting the Fund's exposure to those markets. The largest percentage of the Fund's holdings should continue to be concentrated in the North America-based companies that we know best. Secondly, to the extent possible, we are investing in companies that exhibit characteristics similar to those we find attractive in North America, such as lower production costs and hedging programs for protection in declining markets.

         Also, the diversification provided by South African and Australian holdings can help reduce the Fund's vulnerability to a North American political or environmental crisis. The Fund won't be so concentrated in North American countries and currencies. Furthermore, as we've mentioned already, the leveraged South African and Australian companies offer significant return potential if gold bullion enjoys a sustained bull market.

Q: Some analysts say gold is behaving more like a "normal" commodity-- reacting to supply and demand rather than factors such as inflation and political instability. Do you agree with this assessment?

A: Yes, to a certain degree. In recent years, gold has failed to react to political or economic turmoil as analysts expected. For example, the price of gold barely flickered following the assassination of Israeli Prime Minister Yitzhak Rabin in early November. The assassination could have triggered a crisis that would have had a significant impact on oil prices and inflation.

         However, we still think that gold would have some kick left in it if "real" (adjusted for inflation) interest rates fall, making other investments look less attractive. Real rates appear unlikely to fall in the near future, so in the meantime we should appreciate gold's favorable supply and demand fundamentals. Those fundamentals should help support its price even during these noninflationary times.

                          GLOBAL NATURAL RESOURCES FUND
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS
                       For Periods Ended December 31, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (1/1/95-12/31/95)         ----------------------------------------------
                                1 YEAR       3 YEARS     5 YEARS  LIFE OF FUND
                                ----------------------------------------------
        $9.44-$10.90             14.41%         N/A         N/A        8.00%

NET ASSET VALUE (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 19.

The Fund commenced operations on September 15, 1994.

Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                           SEC PERFORMANCE COMPARISON
Comparative Performance of $10,000 Invested on 9/30/94 in the Fund, in the Dow Jones World Stock Index and in the Energy and Basic Materials Sectors of the Dow Jones World Stock Index
[line graph]


[graph data]       DJWSI              EBMS              FUND
9/30/94          $10,000            $10,000           $10,000
10/31/94          10,267             10,398            10,355
11/30/94           9,762              9,743             9,736
12/30/94           9,815              9,711             9,789
1/31/95            9,597              9,524             9,616
2/28/95            9,699              9,700             9,789
3/31/95           10,139             10,157            10,227
4/28/95           10,480             10,535            10,645
5/31/95           10,557             10,584            10,675
6/30/95           10,526             10,409            10,471
7/31/95           11,009             10,892            10,975
8/31/95           10,803             10,575            10,625
9/29/95           11,022             10,673            10,728
10/31/95          10,857             10,441            10,533
11/30/95          11,185             10,834            10,913
12/29/95          11,496             11,173            11,199

Past performance does not guarantee future results.

This graph compares the Fund`s performance with two market indexes over the life of the Fund. We have selected the Dow Jones World Stock Index (DJWSI) to serve as the broad-based comparative index for the Fund. We have also included the Fund`s benchmark, the Energy and Basic Materials Sectors (EBMS) of the DJWSI. Although the investment characteristics of the indexes are similar to those of the Fund, the securities owned by the Fund and those composing the indexes are likely to be different, and securities that the Fund and the indexes have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indexes.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indexes do not.

                          GLOBAL NATURAL RESOURCES FUND
                                 TOP TEN STOCKS

  AS OF 12/31/95                             AS OF 6/30/95
COMPANY                          WEIGHT     COMPANY                      WEIGHT
Exxon Corporation                  8.6%     Royal Dutch Petroleum          7.4%
Royal Dutch Petroleum              7.0%     Exxon Corporation              6.6%
Mobil Corporation                  4.0%     Mobil Corporation              4.1%
Texaco, Inc.                       3.5%     British Petroleum              3.8%
Amoco Corporation                  3.1%     Amoco Corporation              3.7%
Chevron Corporation                3.1%     Chevron Corporation            3.4%
British Petroleum                  2.8%     Nippon Steel Corporation       2.5%
Diamond Fields Resources, Inc.     2.5%     Texaco, Inc.                   2.4%
Atlantic Richfield Company         2.3%     Atlantic Richfield Company     2.1%
Nippon Steel Corporation           2.3%     Societe Elf Aquitaine          2.0%
TOTAL WEIGHTING                             TOTAL WEIGHTING
OF TOP TEN                        39.2%     OF TOP TEN                    38.0%

The Fund's top ten holdings may change over time. For the top ten holdings of the Fund's benchmark index, see page 16.

                    PORTFOLIO COMPOSITION BY INDUSTRY SECTOR

                 [pie chart]                   [pie chart]
                 As of 12/31/95                As of 6/30/95
                 Energy: 60.7%                 Energy: 56.2%
                 Basic Materials: 37.5%        Basic Materials: 41.0%
                 Other: 1.8%                   Other: 2.8%


                   PORTFOLIO COMPOSITION BY GEOGRAPHIC REGION

            [pie chart]                         [pie chart]
            As of 12/31/95                      As of 6/30/95
            United States: 45.3%                United States: 44.3%
            Europe: 27.5%                       Europe: 29.3%
            Asia/Pacific: 19.6%                 Asia/Pacific: 19.4%
            Americas (excluding U.S.): 7.6%     Americas (excluding U.S.): 7.0%

The composition of the Fund`s holdings may change over time. For the geographic composition of the Fund's benchmark index, see page 16.

                          GLOBAL NATURAL RESOURCES FUND
                                 MARKET SUMMARY
by Bill Martin, Portfolio Manager, and Joe Sterling, Associate Portfolio Manager

OVERVIEW

Global Commodity Prices: While the 1995 changes in the Commodity Research Bureau
(CRB) commodities price index (+2.8%) and the Journal of Commerce (JOC) industrial commodities index (-1.7%) reflected slower global economic growth and low global inflation, the Goldman Sachs Commodity Index (GSCI) increased 20.3%. The main difference between the indexes was the energy sector, which performed well (see below) and represented a much higher percentage of the GSCI (54%) than of the other indexes. The GSCI's high energy percentage, which almost matches the Fund's energy weighting, makes it a more appropriate index for us to watch than the CRB or JOC indexes.

Global Natural Resource Stock Prices: The Fund's benchmark index (defined on page 16) increased 15.1% in 1995, a mediocre increase by 1995 stock standards but somewhat better than the slow economic growth and low inflation might have suggested. The benchmark's return was boosted somewhat by the U.S. stock market. Supply and demand factors within individual commodity sectors also played a role in boosting natural resource stock prices.

ENERGY (PRIMARILY OIL)--60.7% of the Fund as of 12/31/95

Commodity Prices: The energy sector of the GSCI rose 28.2% during 1995, boosted by increases in unleaded gasoline and crude oil futures prices, which rose 44.3% and 33.6% respectively. Relatively low inventories and severe winter weather at the end of 1995 caused strong price gains in this sector.

Stock Prices: The energy stocks in the Fund`s benchmark outperformed the benchmark as a whole in 1995. Approximately 87% of the index`s 1995 return was attributable to energy stocks, even though they represented just about 60% of the index.

BASIC MATERIALS (METALS, STEEL, PAPER)--37.5% of the Fund as of 12/31/95

Commodity Prices: The industrial metals sector of the GSCI declined 6.6% in 1995. Aluminum, the heaviest weighting, fell 14.6%, and copper, the second heaviest weighting, increased just 5.8%. Both rolled and galvanized steel suffered price cuts. Paper was one of the few relatively bright spots, with prices rebounding from cyclical lows in 1993 and early 1994.

Stock Prices: The basic materials stocks in the Fund`s benchmark underperformed the benchmark as a whole in 1995. Just 12.6% of the index`s 1995 return was attributable to basic materials stocks, even though they represented over 35% of the index. The best-performing companies were the non-ferrous metal producers, which benefited from strong demand and falling supply. The worst-performing were steel producers, especially Japanese steel companies.

                          GLOBAL NATURAL RESOURCES FUND
                              MANAGEMENT DISCUSSION
             with Bill Martin, Portfolio Manager, and Joe Sterling,
                          Associate Portfolio Manager

Q:       How did the Fund perform?

A: The Fund rebounded from its -3.48% total return for the three-plus months following its inception in September 1994 to post a 14.41% total return in 1995. That nearly matched the 15.06% total return of the Fund's benchmark (defined on page 16) for the same period. The Fund underperformed the benchmark because the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce its total return, while the total return of the benchmark does not. Without operating expenses, the Fund's total return was 15.26%.

         The Fund outperformed the benchmark before expenses because of our decisions to overweight or underweight sectors or holdings compared to the benchmark. For example, we slightly overweighted Canadian stocks (we believe Canada is an excellent natural resources market) and significantly underweighted stocks from the United Kingdom (we believe the transaction costs for U.K. stocks are too high).

Q:       How did the Fund perform compared to its peers?

A: The Lipper Performance Comparison below shows that the Fund underperformed the average return of its peers in 1995 but outperformed the average from its inception date of September 15, 1994, to December 31, 1995.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 12/31/95 for the funds in Lipper's "Natural Resources Funds" category.

                                       1 YEAR           LIFE OF FUND+

The Fund:                              14.41%           8.00%
Category Average:                      18.80%           7.83%
The Fund`s Ranking:                    21 out of 32     17 out of 30

+ from September 15, 1994, to December 31, 1995

Total returns are based on historical performance and do not guarantee future results.

                          GLOBAL NATURAL RESOURCES FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       What factors influenced the Fund's performance against its peers?

A: The Fund underperformed during 1995 because it had a larger percentage of international holdings and a lower percentage of U.S. holdings and chemical stocks than many of its peers.

         The Fund's Japanese holdings (16.6% of the Fund as of 12/31/95) put it at a particular disadvantage. Not only was the Japanese stock market relatively weak in 1995, its returns were eroded further by the U.S. dollar's appreciation against the Japanese yen during the second half of the year. We did not use "currency hedging" to protect the Fund against this erosion because the Fund's benchmark is an unhedged "pure play" on global natural resource stocks. For the Fund's performance to track the performance of the benchmark, we cannot "hedge" any of the Fund's holdings. "Currency hedging" involves investing a portion of the Fund's assets in U.S. securities to offset currency losses on foreign investments when the dollar strengthens.

         The Fund outperformed its peers since inception because of our decision to avoid Latin American natural resources stocks during 1994. That decision proved favorable when Latin American stock prices fell after the Mexican currency crisis caused many investors to flee from "emerging markets" stocks.

Q:       What is your outlook for the Fund for 1996?

A: Low inflation and slow economic growth remain the prevailing macroeconomic themes governing the commodity markets. Overcapacity in areas such as oil and paper could also put downward pressures on prices. However, there's a glimmer of hope that economic growth in the second half of the year could be stronger than expected, fueled in part by declining interest rates. Japan's recovery should also help.

         One interesting side note--Dow Jones added an approximately 6% South African position to the benchmark at the end of 1995, reducing the U.S. and European positions by approximately 3% each. This increases the geographic diversification of the benchmark and the Fund and gives us the challenge of building a new position in a natural resource-rich country.

                             INVESTMENT FUNDAMENTALS
                      INDEXING AND QUANTITATIVE MANAGEMENT

DISCRETIONARY (ACTIVE) VS. QUANTITATIVE (PASSIVE) MANAGEMENT

Discretionary equity managers use their own experience, knowledge, research and judgement to decide whether to buy, sell or hold stocks. Quantitative equity managers generally rely on a stock market index or a computer model to make most decisions. Discretionary managers are generally described as "active" because of their active role in management decisions, while quantitative managers are usually described as "passive."

Quantitative equity management was first used in the early 1970s when institutional equity investors (primarily pension funds and insurance companies) became dissatisfied with the performance of certain "guru" portfolio managers. Seeming to rely heavily on inspiration and hunches, these managers often ran hot and cold in their results. Seeking a more stable management technique, institutional investors turned to indexing.

INDEXING

Indexing is nothing more than an equity manager's effort to duplicate the holdings and performance of a stock market index. The manager attempts to closely parallel the target index by holding all or at least a representative sample of the stocks in the index.

Indexing was introduced by academics who argued that securities markets were so random and "efficient" that it would be hard for professional managers to consistently outperform the broad market through individual stock selection. Over time, market indexes have tended to outperform the majority of active equity managers--studies and surveys have shown that active portfolio managers frequently underperform market indexes such as the S&P 500. An index fund is still subject to "market risk" (the ups and downs of the broad stock market over time), but indexing reduces the impact of "specific risk" (the ups and downs of individual stocks or industry sectors) and incorrect market timing (index funds are fully invested at all times, so they don't miss market movements by holding cash). Indexing also provides the benefit of broad diversification (provided that the index itself is broadly diversified), and it tends to reduce fund expenses--index funds typically have lower transaction costs than discretionary funds.

ACTIVE QUANTITATIVE MANAGEMENT--BENHAM'S APPROACH

Based on years of research and stock fund management, we have developed an active quantitative equity management approach that combines active management with indexing. We select stocks within a benchmark index's broad, diversified framework. Our goal is to overweight or underweight stocks that are either in the index or are similar to those in the index to provide a higher long-term investment return than the benchmark itself.

                             INVESTMENT FUNDAMENTALS
                                BENCHMARK INDEXES

GOLD EQUITIES INDEX FUND

Until February 12, 1996, the Fund's benchmark index was the Benham North American Gold Equities Index. The Index was a proprietary index created by The Benham Group in 1987, and it originally consisted of 44 North American companies whose revenues were derived primarily from gold production. Since then, consolidation in the gold industry has reduced the number of companies in the Index. As of December 31, 1995, the Index consisted of 30 companies.

The Fund was managed to track the performance of the Index. However, we were unable to duplicate the exact composition of the Index because the Fund would have been unable to comply with IRS mutual fund diversification requirements. To meet these diversification requirements, we had some flexibility to overweight or underweight some Index stocks. We also diversified the Fund with non-Index companies whose earnings were influenced by gold price fluctuations and whose securities caused the Fund's performance to closely track Index performance. The Fund's non-Index holdings could not exceed 20% of the Fund's portfolio.

On February 12, 1996, the Fund`s shareholders approved proposals to change the Fund`s investment objective, benchmark index and name. We discuss these changes on pages 7 and 8. We also plan to describe the benchmark index in greater detail in future mailings and in the Fund`s June 30, 1996 semiannual report.


                    Benham North American Gold Equities Index

TOP TEN HOLDINGS*                                  GEOGRAPHIC COMPOSITION*
As of December 31, 1995                            As of December 31, 1995
                                                      [pie chart]
COMPANY                             WEIGHT
Barrick Gold Corporation             26.0%           Canada: 64.8%
Placer Dome, Inc.                    16.5%           U.S.: 33.2%
Newmont Mining Company               12.1%           Other: 2.0%
Homestake Mining Company              6.1%
Santa Fe Gold Corporation             4.7%
Echo Bay Mines, Ltd.                  3.3%
Teck Corporation, B Shares            3.3%
TVX Gold, Inc.                        3.3%
Hemlo Gold Mines, Inc.                2.7%
Franco-Nevada Mining, Ltd.            2.7%
TOTAL WEIGHTING OF TOP TEN           80.7%

* The Index's top ten holdings and geographic composition may change over time.

                             INVESTMENT FUNDAMENTALS
                                BENCHMARK INDEXES
                       (Continued from the previous page)

GLOBAL NATURAL RESOURCES INDEX FUND

The Fund's benchmark index (the Index) is derived from the Energy and Basic Materials sectors of the Dow Jones World Stock Index* (DJWSI). The DJWSI was created by the editors of The Wall Street Journal on January 5, 1993. The DJWSI consists of 2,600 stocks in 25 countries and is divided into nine broad market sectors. We created the Index using the companies represented in two of these sectors--Basic Materials and Energy. In creating the Index, however, we altered the Basic Materials sector to exclude chemical companies because these companies do not stockpile natural resources. As of December 31, 1995, the Index consisted of 320 companies in 26 countries.

The Fund is managed to track the performance of the Index. However, constructing a portfolio that matches the exact composition of the Index would involve fairly substantial transaction costs. Instead, we employ a quantitative management technique called portfolio optimization. Portfolio optimization involves using a computer model to construct a portfolio that matches the risk characteristics of the Index. This technique limits the Fund's deviation from the performance of the Index while keeping Fund transaction costs minimal.


                BASIC MATERIALS AND ENERGY SECTORS OF THE DJWSI*

TOP TEN HOLDINGS+                              GEOGRAPHIC COMPOSITION+
As of December 31, 1995                        As of December 31, 1995
                                                   [pie chart]
COMPANY                            WEIGHT
Exxon Corporation                   8.3%        U.S.: 40.7%
Royal Dutch Petroleum               6.2%        Europe: 27.8%
British Petroleum                   3.8%        Asia/Pacific: 19.1%
Mobil Corporation                   3.7%        Americas (excluding U.S.): 6.5%
Shell Transportation and Trading    3.7%        South Africa: 5.9%
Amoco Corporation                   3.0%
Chevron Corporation                 2.8%
Nippon Steel Corporation            2.0%
Societe Elf Aquitaine               1.6%
Atlantic Richfield Company          1.5%
TOTAL WEIGHTING OF TOP TEN         36.6%


* The Dow Jones World Stock Index is the property of Dow Jones & Company, Inc. and is not affiliated with The Benham Group.

+ The Index's top ten holdings and geographic composition may change over time.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Benham Equity Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of Benham Gold Equities Index Fund and Benham Global Natural Resources Index Fund (two of the series comprising Benham Equity Funds) (the Funds) as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for the Benham Global Natural Resources Index Fund which is for the year then ended and for the period from September 15, 1994 (commencement of operations) to December 31, 1994, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Benham Gold Equities Index Fund and Benham Global Natural Resources Index Fund as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

San Francisco, California
February 5, 1996

                                                                BENHAM EQUITY FUNDS
                                                                FINANCIAL HIGHLIGHTS
                                        FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                         Benham Gold Equities Index Fund
                                                   ----------------------------------------------------------------------------
                                                   1995      1994      1993      1992       1991     1990      1989       1988+
                                                   -----     -----     -----     -----      -----    -----     -----      -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD........    $11.33     13.67       7.55      8.28      9.35     11.71      9.05     10.00
   Income From Investment Operations
   Net Investment Income......................     .0226     .0299      .0124     .0181     .0247     .0006     .0372     .0895
   Net Realized and Unrealized Gains
      (Losses) on Investments.................    1.0259   (2.3213)    6.1197    (.7324)  (1.0753)  (2.2691)   2.7547    (.9688)
                                                --------  --------   --------  --------  --------  --------  --------   -------
        Total Income (Losses) From
           Investment Operations..............    1.0485   (2.2914)    6.1321    (.7143)  (1.0506)  (2.2685)   2.7919    (.8793)
                                                --------  --------   --------  --------  --------  --------  --------   -------
   Less Distributions
   Dividends from Net Investment Income.......    (.0085)   (.0214)    (.0114)   (.0157)   (.0194)   (.0006)   (.0372)   (.0666)
   Distributions from Net Realized Capital Gains       0         0     (.0007)        0         0    (.0909)   (.0947)   (.0041)
   Distributions in Excess of Net Realized
      Capital Gains...........................         0    (.0272)         0         0         0         0         0         0
                                                --------  --------   --------  --------  --------  --------  --------   -------
        Total Distributions...................    (.0085)   (.0486)    (.0121)   (.0157)   (.0194)   (.0915)   (.1319)   (.0707)
                                                --------  --------   --------  --------  --------  --------  --------   -------
NET ASSET VALUE AT END OF PERIOD..............    $12.37     11.33      13.67      7.55      8.28      9.35     11.71      9.05
                                                  ======     =====     =====       ====      ====      ====     =====      ====
TOTAL RETURN*.................................      9.25%   (16.75)%    81.22%    (8.65)%  (11.23)%  (19.43)%   29.93%    (9.19)%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands
     of dollars)..............................  $537,693   568,030    616,347   163,777   124,436   104,163    61,786     7,683
Ratio of Expenses to Average Daily Net Assets++      .61%      .61%       .72%      .75%      .75%      .96%     1.00%        0%
Ratio of Net Investment Income to Average
   Daily Net Assets...........................       .17%      .20%       .23%      .23%      .30%      .01%      .36%     2.04%**
Portfolio Turnover Rate.......................     28.40%    41.67%     28.38%    52.57%    56.33%    20.96%    34.39%      .92%
Average Commission Paid Per Share Traded......     $.035       N/A        N/A       N/A       N/A       N/A       N/A       N/A

-------------------
+  COMMENCEMENT OF OPERATIONS FOR BENHAM GOLD EQUITIES INDEX FUND WAS AUGUST 17, 1988.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized (The period ended December 31, 1988, includes .76% from nonrecurring income).

See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                                   FINANCIAL HIGHLIGHTS
                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                                     Benham Global
                                                                                   Natural Resources
                                                                                       Index Fund
                                                                                      ------------
                                                                                    1995       1994+
                                                                                    -----      -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD......................................         $9.61     10.00
   Income from Investment Operations
   Net Investment Income....................................................           .16       .07
   Net Realized and Unrealized Gains (Losses) on Investments................          1.22      (.42)
                                                                                   -------   -------
      Total Income (Losses) From Investment Operations......................          1.38      (.35)
                                                                                   -------   -------
   Less Distributions
   Dividends from Net Investment Income.....................................          (.16)     (.04)
   Distributions from Net Realized Capital Gains............................          (.17)        0
                                                                                   -------   -------
      Total Distributions...................................................          (.33)     (.04)
                                                                                   -------   -------
NET ASSET VALUE AT END OF PERIOD............................................        $10.66      9.61
                                                                                    ======      ====
TOTAL RETURN*...............................................................         14.41%    (3.48%)
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars).......................       $30,157   $18,972
Ratio of Expenses to Average Daily Net Assets++.............................           .76%        0%
Ratio of Net Investment Income to Average Daily Net Assets..................          2.02%     2.74%**
Portfolio Turnover Rate.....................................................            39%        0%
Average Commission Paid Per Share Traded....................................         $.028       N/A

-------------------
+  COMMENCEMENT OF OPERATIONS FOR BENHAM GLOBAL NATURAL RESOURCES INDEX FUND WAS SEPTEMBER 15, 1994.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized.

See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 1995
                                                                                       Benham             Benham
                                                                                        Gold          Global Natural
                                                                                      Equities           Resources
                                                                                     Index Fund          Index Fund
                                                                                      ---------          ---------
ASSETS
   Investment securities (identified cost $439,952,138 and $33,777,787,
      respectively) (Note 4)..................................................     $536,269,490        35,418,046
   Cash denominated in foreign currencies (cost $38,735)......................                0            38,803
   Cash.......................................................................                0            66,805
   Investment in affiliated money market fund (Note 2)........................          305,534                 0
   Interest and dividends receivable..........................................          112,279            50,486
   Receivable for fund shares sold............................................          619,282            16,299
   Prepaid expenses and other assets..........................................            2,265            31,990
   Receivable for securities sold.............................................        5,249,617                 0
                                                                                    -----------        ----------
      Total assets............................................................      542,558,467        35,622,429
                                                                                    -----------        ----------
LIABILITIES
   Payable for securities purchased...........................................                0         5,417,614
   Payable for fund shares redeemed...........................................          102,944                 0
   Payable to affiliates (Note 2).............................................          278,712            11,247
   Bank overdraft.............................................................        4,478,332                 0
   Accrued expenses and other liabilities.....................................            5,339            36,110
                                                                                    -----------        ----------
      TOTAL LIABILITIES.......................................................        4,865,327         5,464,971
                                                                                    -----------        ----------
NET ASSETS....................................................................     $537,693,140        30,157,458
                                                                                    ===========        ==========
Net assets consist of:
   Capital (par value and paid in surplus)....................................     $479,991,492        28,474,274
   Net undistributed realized gain (loss) on investments......................      (38,616,155)           39,046
   Undistributed net investment income........................................                0             5,798
   Net unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies (Note 4)..................       96,317,803         1,638,340
                                                                                    -----------        ----------
Net assets....................................................................     $537,693,140        30,157,458
                                                                                    ===========        ==========
Shares of beneficial interest outstanding.....................................       43,484,012         2,829,544
                                                                                    ===========        ==========
Net asset value, offering price and redemption price per share................           $12.37             10.66
                                                                                         ======             =====
-------------------
* See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                                 STATEMENTS OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                         Benham             Benham
                                                                                          Gold          Global Natural
                                                                                        Equities           Resources
                                                                                       Index Fund         Index Fund
                                                                                        ---------          ---------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $427,531 and
      $49,161, respectively)..................................................        $ 3,822,932           632,316
   Interest...................................................................            565,734            24,229
                                                                                       ----------        ----------
      Total Income............................................................          4,388,666           656,545
                                                                                       ----------        ----------
EXPENSES (NOTE 2)
   Investment advisory fees...................................................          1,776,728            79,020
   Administrative fees........................................................            549,463            21,079
   Transfer agency fees.......................................................            702,149            62,844
   Printing and postage.......................................................            179,568             8,474
   Custodian fees.............................................................             73,498            32,904
   Auditing and legal fees....................................................             54,852            13,148
   Registration and filing fees...............................................             47,646            19,236
   Directors' fees and expenses...............................................             12,709             6,323
   Other operating expenses...................................................             72,044            29,500
                                                                                       ----------        ----------
      Total expenses..........................................................          3,468,657           272,528
Amount waived (Note 2)........................................................                  0           (93,050)
Custodian earnings credits....................................................            (70,108)           (2,174)
                                                                                       ----------        ----------
   Net expenses...............................................................          3,398,549           177,304
                                                                                       ----------        ----------
      Net investment income...................................................            990,117           479,241
                                                                                       ----------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND  FOREIGN CURRENCY TRANSACTIONS (NOTE 4)
Net realized gain (loss)......................................................        (18,376,439)          407,901
Net unrealized appreciation for the year......................................         62,195,695         2,144,025
                                                                                       ----------        ----------
   Net realized and unrealized gain on investments and foreign currency transactions   43,819,256         2,551,926
                                                                                       ----------        ----------
Net increase in assets resulting from operations..............................        $44,809,373         3,031,167
                                                                                       ==========        ==========
-------------------
See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                            STATEMENTS OF CHANGES IN NET ASSETS
                             FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994 (EXCEPT AS NOTED)



                                                                                        Benham Gold           Benham Global Natural
                                                                                   Equities Index Fund        Resources Index Fund
                                                                                    ------------------         ------------------
                                                                                    1995          1994         1995          1994+
                                                                                  --------      --------     --------      --------
FROM INVESTMENT ACTIVITIES:
  Net investment income.....................................................  $     990,117    1,201,047      479,241        97,226
  Net realized gain (loss) on investments  and foreign currency transactions    (18,376,439)  (1,980,901)     407,901       (12,380)
  Net change in unrealized appreciation (depreciation) of investments and...
     foreign currency transactions..........................................     62,195,695 (112,291,405)   2,144,025      (505,685)
                                                                                -----------  ------------  ----------    ----------
    Change in net assets derived from investment activities.................     44,809,373 (113,071,259)   3,031,167      (420,839)
                                                                                -----------  -----------   ----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.....................................................       (374,822)    (767,719)    (380,010)      (81,083)
  Net realized gain on investments..........................................              0            0     (375,581)            0
  In excess of realized gains on investments................................              0   (1,643,456)           0             0
                                                                                -----------   ----------- -----------    ----------
    Total distributions to shareholders.....................................       (374,822)   (2,411,175)    (755,591)     (81,083)
                                                                                -----------   -----------  -----------   ----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sales of shares.............................................    634,985,010   898,872,787   37,771,225   32,515,471
  Net asset value of dividends reinvested...................................        339,282     2,121,335      721,605       71,483
  Cost of shares redeemed...................................................   (710,095,220) (833,829,036) (29,582,694) (13,113,286)
                                                                                -----------   -----------  -----------   ----------
    Change in net assets derived from capital share  transactions...........    (74,770,928)   67,165,086    8,910,136   19,473,668
                                                                                -----------   -----------  -----------   ----------
    Net increase (decrease) in net assets...................................    (30,336,377)  (48,317,348)  11,185,712   18,971,746
NET ASSETS:
  Beginning of period.......................................................    568,029,517   616,346,865   18,971,746            0
                                                                                -----------   -----------  -----------   ----------
  End of period.............................................................   $537,693,140   568,029,517   30,157,458   18,971,746
                                                                                ===========   ===========  ===========   ==========

-------------------
+ For the period from September 15, 1994 (commencement of operations), through December 31, 1994.

See the accompanying notes to financial statements.

BENHAM EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Equity Funds (BEF) is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham Gold Equities Index Fund (BGEIF) and Benham Global Natural Resources Index Fund (BGNRIF) are two of the five Funds composing BEF. BGEIF seeks to realize a total return that corresponds to the total return of the Benham North American Gold Equities Index, an index composed of stocks of North American gold-producing companies. BGNRIF seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries. BEF is authorized to issue a total of 20 billion shares of capital stock. Each Fund is authorized to issue two billion shares. Significant accounting policies followed by BEF are summarized below.

VALUATION OF INVESTMENT SECURITIES--Investment securities, both foreign and domestic, are valued at market as provided by an independent pricing service. The pricing service values equity securities at the closing price on their primary exchange. Securities traded over-the-counter are valued at the mean between the latest bid and asked prices. Prices of non-U.S. dollar denominated securities are converted into U.S. dollars on a daily basis. When valuations are not readily available, securities are valued at fair value as determined in good faith by the board of directors. Security transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses from security transactions are determined on the basis of identified cost.

INCOME TAXES--Each Fund of BEF intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By complying with these provisions, each Fund will not be subject to federal or state income or franchise taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for income taxes has been made.

As of December 31, 1995, BGEIF had a tax capital loss carryover of $36,626,815. Loss carryovers not offset by realized gains will expire eight years after the fiscal year in which they were realized. BGEIF's capital loss carryover will expire December 31, 2003. No capital gain distributions will be made by BGEIF until all of its loss carryover has been offset or expired.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales. On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made for equalization to decrease undistributed net investment income and increase capital.

SHARE VALUATION--Each Fund's net asset value per share is computed by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. Net asset values fluctuate daily in response to changes in the market value of investments.

INVESTMENT INCOME AND SHAREHOLDER DISTRIBUTIONS--Dividend income from investment securities is recorded on the ex-dividend date. Interest income and expenses are accrued daily. Both BGEIF and BGNRIF distribute dividends, if any, semiannually. Each Fund distributes net short-term and long-term capital gains, if any, once per year. Distributions may be paid in cash or reinvested as additional shares.

FOREIGN CURRENCY TRANSLATIONS--The Funds' functional currency is the U.S. dollar. Foreign currency denominated assets and liabilities are translated into U.S. dollars at current exchange rates each day the Funds are open for business. Purchases and sales of securities and income and expenses are translated into U.S. dollars at prevailing exchange rates on the dates these transactions occur.

ORGANIZATION COSTS--Costs incurred by BGNRIF in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending September 1999.

(2)   INVESTMENT ADVISORY FEE AND OTHER
      TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays BMC a monthly investment advisory fee based on its prorata share of the dollar amount derived from applying BEF's average daily net assets to the following annualized investment advisory fee schedule.

         0.50% of the first $100 million
         0.45% of the next $100 million
         0.40% of the next $100 million
         0.35% of the next $100 million
         0.30% of the next $100 million

         0.25% of the next $1 billion
         0.24% of the next $1 billion
         0.23% of the next $1 billion
         0.22% of the next $1 billion
         0.21% of the next $1 billion
         0.20% of the next $1 billion
         0.19% of average daily net assets over $6.5 billion

Additionally, BGNRIF pays the following annual investment advisory fee to BMC based on its average daily net assets.

         .05% of the first $500 million
         .04% of the next $500 million
         .03% of average daily net assets over $1 billion

BMC provides BEF with all investment advice. Twentieth Century Services, Inc. pays all compensation of BEF officers and directors who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BEF has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

BEF has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .75% of the Fund's average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is effective through May 31, 1996, and is subject to annual renewal.

The payables to affiliates as of December 31, 1995, based on the above agreements were as follows:

                                                                   BENHAM
                                                     BENHAM    GLOBAL NATURAL
                                                  GOLD EQUITIES   RESOURCES
                                                   INDEX FUND    INDEX FUND
                                                   ----------    ----------
Investment Advisor..............................    $143,853         1,262
Administrative Services.........................      44,860         2,047
Transfer Agent..................................      89,999         7,938
                                                   ---------     ---------
                                                    $278,712        11,247
                                                   =========     =========

As of December 31, 1995, BGEIF had invested in shares of Capital Preservation Fund, Inc. (CPF), a money market fund advised by BMC. The terms of such transactions were identical to those with nonrelated entities except that, to avoid duplicative investment advisory fees and administrative fees, BGEIF did not pay BMC investment advisory fees or BFS administrative fees with respect to assets invested in shares of CPF.

BEF has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Funds' shares. BDI is a wholly owned subsidiary of TCC.

(3)  SHARE TRANSACTIONS

Transactions for the years ended December 31, 1995, and 1994, were as follows:

                                       BENHAM              BENHAM GLOBAL
                                    GOLD EQUITIES        NATURAL RESOURCES
                                     INDEX FUND             INDEX FUND
                                  -----------------      -----------------
                                  1995        1994       1995        1994*
                                --------    --------   --------    --------

Shares sold................   52,760,173  71,673,938   3,649,431  3,292,834
Reinvestment of dividends..       27,188     194,741      68,911      7,468
                              ----------  ----------  ---------   ---------
                              52,787,361  71,868,679   3,718,342  3,300,302
Less shares redeemed.......  (59,426,047)(66,828,432) (2,862,561)(1,326,539)
                              ----------  ----------  ---------   ---------
Net increase (decrease)
in shares..................   (6,638,686)  5,040,247     855,781  1,973,763
                              ==========  ==========  =========   =========

-------------------
* For the period September 15, 1994 (commencement of operations), through December 31, 1994.

(4)  INVESTMENT SECURITIES--PURCHASES AND SALES

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 1995, were as follows:

                                                                   BENHAM
                                                     BENHAM    GLOBAL NATURAL
                                                  GOLD EQUITIES   RESOURCES
                                                   INDEX FUND    INDEX FUND
                                                    ---------     ---------

Purchases...................................     $155,687,668   17,636,016
                                                  ============  ==========
Sales Proceeds..............................     $212,152,965    9,240,278
                                                  ============  ==========

As of December 31, 1995, unrealized appreciation (depreciation) was as follows:

                                                                   BENHAM
                                                     BENHAM    GLOBAL NATURAL
                                                  GOLD EQUITIES   RESOURCES
                                                   INDEX FUND    INDEX FUND
                                                    ---------     ---------

Appreciated securities.......................   $118,300,550    2,461,489
Depreciated securities.......................    (21,983,198)    (821,230)
                                                 ------------    ---------
Net unrealized appreciation..................  $  96,317,352    1,640,259
                                                 ============    =========

As of December 31, 1995, the cost of investment securities for federal income tax purposes was $456,281,646 (BGEIF) and $33,830,410 (BGNRIF). Gross unrealized appreciation and depreciation of investments, based on this cost, were:

                                                                   BENHAM
                                                     BENHAM    GLOBAL NATURAL
                                                  GOLD EQUITIES   RESOURCES
                                                   INDEX FUND    INDEX FUND
                                                    ---------     ---------

Appreciated securities.......................   $104,121,384    2,422,583
Depreciated securities.......................    (24,133,540)    (834,947)
                                                 ------------    ---------
Net unrealized appreciation..................  $  79,987,844    1,587,636
                                                 ============    =========

(5)  EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending December 31, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                               BENHAM EQUITY FUNDS
                         Benham Gold Equities Index Fund
                        Schedule of Investment Securities
                                December 31, 1995

 SHARES                                                VALUE
 -------                                            -----------

AUSTRALIA -- 0.7%
5,800,000  Golden Shamrock Mining.1                $  3,574,636
                                                     ----------
CANADA -- 66.8%
  233,000  AUR Resources, Inc.1                       1,152,620
  556,420  Agnico Eagle Mines, Ltd.                   7,024,802
4,889,066  Barrick Gold Corp.                       128,949,116
  592,400  Cambior, Inc.                              6,457,860
  964,800  Echo Bay Mines, Ltd.                      10,009,800
  483,200  Euro-Nevada Mining Co., Ltd.              17,617,472
  256,400  Franco-Nevada Mining, Ltd.                14,985,554
  526,800  Glamis Gold, Ltd.                          3,292,500
   98,800  Golden Knight Resources, Inc.1               570,175
  515,000  Golden Star Resource                       2,639,375
1,715,000  Hemlo Gold Mines, Inc.                    16,338,805
1,548,800  Kinross Gold Corp.1                       12,060,506
  366,300  Miramar Mining.1                           1,812,073
3,165,200  Placer Dome, Inc.                         76,360,450
  996,100  Prime Resources.1                          6,844,203
1,819,500  Royal Oak Mines.1                          6,481,969
3,482,200  TVX Gold, Inc.1                           24,563,439
  919,000  Teck Corp., Cl "B"                        17,932,477
  838,100  Viceroy Resources Corp.1                   3,685,126
   85,500  Wharf Resources, Ltd.                        563,958
                                                     ----------
                                                    359,342,280
                                                     ----------
GHANA -- 1.4%
  386,000  Ashanti Goldfields                         7,816,500
                                                     ----------
UNITED STATES -- 30.8%
      800  Alta Gold Co. 1                                1,238
1,061,000  Amax Gold, Inc.1                           7,692,250
1,549,000  Battle Mountain Gold Co.                  13,166,500
   29,530  Coeur D'Alene International, Ltd.            505,701
  268,100  Crown Resources, Inc.1                     1,348,878
  477,000  FMC Gold Co.                               1,967,625
  447,100  First Mississippi Gold, Inc.1              9,836,200
  230,500  Freeport McMoran Corp.                     6,454,000
  843,800  Hecla Mining Co.1                          5,801,125
1,481,276  Homestake Mining Co.                      23,144,937
1,261,088  Newmont Mining Corp.                      57,064,232
  296,800  Pegasus Gold, Inc.1                        4,118,100
2,035,900  Santa Fe Gold Corp.1                      24,685,288
  500,000  Stillwater Mining Co.1                     9,750,000
                                                     ----------
                                                    165,536,074
                                                     ----------

TOTAL COMMON STOCKS-- 99.7%                         536,269,490
   (Cost $439,952,138)

OTHER ASSETS LESS LIABILITIES-- 0.3%                  1,423,650
                                                     ----------

NET ASSETS -- 100% -- equivalent to $12.37 per share
   on 43,484,012 shares outstanding                $537,693,140
                                                     ==========

-------------------
1 Non-income producing.

See the accompanying notes to financial statements.

                               BENHAM EQUITY FUNDS
                   Benham Global Natural Resources Index Fund
                        Schedule of Investment Securities
                                December 31, 1995

 SHARES                                                VALUE
---------                                          ------------

COMMON STOCKS

AUSTRALIA -- 0.7%
BASIC MATERIALS
 13,330    CRA Ltd.                               $      195,390
                                                      ----------
TOTAL -- AUSTRALIA                                       195,390
                                                      ----------

BELGIUM -- 1.5%
ENERGY
  1,500    Petrofina SA                                 457,717
                                                     ----------
TOTAL -- BELGIUM                                        457,717
                                                     ----------

CANADA -- 7.6%
BASIC MATERIALS
 15,200    Alcan Aluminum Ltd.                          473,100
 14,100    Cominco Ltd.                                 290,813
 40,000    Diamond Fields Resources, Inc.               754,855
  9,100    Placer Dome, Inc.                            219,538
 12,800    Rio Algom Ltd.                               233,600
ENERGY
 13,000    Norcen Energy Resources, Inc.                195,311
 18,600    Ranger Oil Ltd.                              116,250
                                                     ----------
TOTAL -- CANADA                                       2,283,467
                                                     ----------

FINLAND -- 1.0%
BASIC MATERIALS
 10,750    Outokumpu Oy                                 170,222
  7,500    Repola Oy                                    141,134
                                                     ----------
TOTAL -- FINLAND                                        311,356
                                                     ----------
FRANCE -- 4.4%
BASIC MATERIALS
  1,200    IMetal                                       143,076
ENERGY
  7,400    Societe Elf Aquitaine                        544,160
  9,550    Total                                        643,284
                                                     ----------
TOTAL -- FRANCE                                       1,330,520
                                                     ----------

GERMANY  --  4.0%
BASIC MATERIALs
    700    DeGussa AG                                   232,927
    850    Preussag AG                                  237,278
  1,050    Thyssen AG.1                                 190,484
    900    Viag AG                                      360,251
ENERGY
    500    RWE AG                                       180,995
                                                     ----------
TOTAL -- GERMANY                                      1,201,935
                                                     ----------

JAPAN  -- 16.6%
BASIC MATERIALS
 13,000    Hokuetsu Paper Mills                         114,355
145,000    Kawasaki Steel Corporation                   504,592
 17,000    Mitsubishi Paper                             102,049
 26,000    Mitsui Mining Company.1                      113,098
 68,000    NKK Corporation1                             182,736
 40,000    New Oji Paper Company                        361,141
 37,000    Nippon Paper Industries                      256,443
199,000    Nippon Steel Corporation                     680,967
 34,000    Nisshin Steel Company                        137,052
 10,000    Nittetsu Mining Company                       99,565

Schedule of Investment Securities - Benham Global Natural Resources Index Fund (Continued)
--------------------------------------------------------------------------------

 SHARES                                                VALUE
---------                                          ------------

JAPAN (CONTINUED)
 27,000    Settsu Corporation.1                   $      84,824
112,000    Sumitomo Metal Industries.1                  338,869
 28,000    Sumitomo Metal Mining                        251,174
ENERGY
 47,000    Cosmo Oil Company                            256,240
 15,000    General Sekiyu KK                            136,733
 50,000    Japan Energy Corporation                     167,231
 16,000    Mitsubishi Oil Company                       141,827
 92,000    Nippon Oil Company                           576,278
 13,000    Showa Shell Sekiyu                           108,700
 27,000    Tonen Corporation                            394,101
                                                     ----------
TOTAL -- JAPAN                                        5,007,975
                                                     ----------

MALAYSIA  -- 0.4%
BASIC MATERIALS
 85,000    Malaysian Mining CP                          122,529
                                                     ----------
TOTAL -- MALAYSIA                                       122,529
                                                     ----------

NETHERLANDS  -- 7.0%
ENERGY
 15,200    Royal Dutch Petroleum                      2,119,303
                                                     ----------
TOTAL -- NETHERLANDS                                  2,119,303
                                                     ----------

NEW ZEALAND  -- 1.4%
BASIC MATERIALS
111,600    Carter, Holt, Harvey                         240,597
 10,627    Fletcher Challenge Forests                    15,135
 74,900    Fletcher Challenge Ltd.                      172,731
                                                     ----------
TOTAL -- NEW ZEALAND                                    428,463
                                                     ----------

NORWAY  -- 0.9%
ENERGY
 20,300    Saga Petroleum, A                            270,536
                                                     ----------
TOTAL -- NORWAY                                         270,536
                                                     ----------

SINGAPORE  -- 0.5%
BASIC MATERIALS
 67,000    Natsteel                                     137,382
                                                     ----------
TOTAL -- SINGAPORE                                      137,382
                                                     ----------

SPAIN  -- 2.1%
ENERGY
  4,600    Petroleos (CIA Espania)                      125,484
 15,800    Respol SA                                    516,043
                                                     ----------
TOTAL -- SPAIN                                          641,527
                                                     ----------

SWEDEN  -- 0.4%
BASIC MATERIALS
 10,000    Stora Kopparbergs, A                         117,492
                                                     ----------
TOTAL -- SWEDEN                                         117,492
                                                     ----------

SWITZERLAND  -- 0.8%
BASIC MATERIALS
    300    Alusuisse Lonza                              237,608
                                                     ----------
TOTAL -- SWITZERLAND                                    237,608
                                                     ----------

Schedule of Investment Securities - Benham Global Natural Resources Index Fund (Continued)
--------------------------------------------------------------------------------

 SHARES                                                VALUE
---------                                          ------------

UNITED KINGDOM  -- 5.4%
BASIC MATERIALS
139,700    British Steel                          $     353,047
 75,000    Bunzl                                        231,755
 10,100    Johnson Mathey                                82,024
  9,000    RTZ Corporation                              130,808
ENERGY
 99,800    British Petroleum                            835,286
                                                     ----------
TOTAL -- UNITED KINGDOM                               1,632,920
                                                     ----------

UNITED STATES  -- 43.5%
BASIC MATERIALS
  4,900    Allegheny Ludlum Corporation                  90,650
  4,400    Asarco, Inc.                                 140,800
  1,900    Bowater, Inc.                                 67,450
  4,100    Brush Wellman, Inc.                           70,725
     93    Freeport McMoran Copper & Gold, A              2,604
  7,999    Freeport McMoran Copper & Gold, B            224,972
  1,900    Freeport McMoran, Inc.                        70,300
  3,000    Georgia Pacific Corporation                  205,875
  8,700    Handy & Harman                               143,550
 12,600    International Paper Company                  477,225
  2,800    Mead Corporation                             146,300
  3,900    Newmont Mining Corporation                   176,475
  3,700    Nucor Corporation                            211,363
  5,000    Phelps Dodge Corporation                     311,250
  5,800    Weyerhaeuser Company                         250,850
ENERGY
  4,400    Amerada Hess Corporation                     233,200
 13,000    Amoco Corporation                            934,375
  6,200    Atlantic Richfield Company                   686,650
  5,900    Baker Hughes, Inc.                           143,813
  6,200    Burlington Resources, Inc.                   243,350
 17,500    Chevron Corporation                          918,750
  8,300    Dresser Industries, Inc.                     202,313
  8,900    Enron Corporation                            339,313
 32,200    Exxon Corporation                          2,580,025
 10,800    Mobil Corporation                          1,209,600
 11,100    Occidental Petroleum Corporation             237,263
 12,000    Oryx Energy Company1                         160,500
 11,200    Phillips Petroleum Corporation               382,200
  9,200    Schlumberger, Inc.                           637,100
 13,600    Texaco, Inc.                               1,067,600
 11,100    Unocal Corporation                           323,285
 11,600    USX Marathon Group                           226,200
                                                     ----------
TOTAL -- UNITED STATES                               13,115,926
                                                     ----------

TOTAL COMMON STOCKS --  98.2%                        29,612,046
   (cost $27,971,787)                                ----------

SHORT-TERM INVESTMENTS -- 19.3%
   Repurchase Agreement with State Street Bank and
   Trust Company, 5.00%, due 1/2/96, in the amount of
   $5,809,226; collateralized by $5,305,000 par value
    U.S. Treasury Notes, 7.50%, due 5/15/02
   (cost $5,806,000)                                  5,806,000
                                                     ----------

TOTAL INVESTMENT SECURITIES --  117.5%               35,418,046
   (cost $33,777,787)

LIABILITIES LESS OTHER ASSETS-- (17.5%)              (5,260,588)
                                                     ----------

NET ASSETS -- 100% -- equivalent to $10.66 per share
   on 2,829,544 shares outstanding                  $30,157,458
                                                     ==========

-------------------
1 Non-income producing.

See the accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller

[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.            2/96 Q071

                                     BENHAM
                                  EQUITY FUNDS

                                  ------------

                                 Annual Report
                               December 31, 1995


                            [picture of the front of
                          the New York Stock Exchange
                                   building]



                               Equity Growth Fund
                              Income & Growth Fund
                             Utilities Income Fund


                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                        CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   U.S. STOCK MARKET SUMMARY............................  2

   EQUITY GROWTH FUND
   Performance Information..............................  4
   Portfolio Composition................................  5
   Portfolio Statistics and
      Additional Performance Information................  6
   Management Discussion................................  7
   Financial Highlights..................................26
   Financial Statements and Notes........................29
   Schedule of Investments...............................37

   INCOME & GROWTH FUND
   Performance Information..............................  9
   Portfolio Composition.................................10
   Portfolio Statistics and
      Additional Performance Information.................11
   Management Discussion.................................12
   Financial Highlights..................................27
   Financial Statements and Notes........................29
   Schedule of Investments...............................42

   UTILITIES INCOME FUND
   Market Summary........................................14
   Performance Information...............................15
   Portfolio Composition & Total Return Breakdown........16
   Portfolio Statistics and
      Lipper Performance Comparison......................17
   Management Discussion.................................18
   Financial Highlights..................................28
   Financial Statements and Notes........................29
   Schedule of Investments...............................48

   INVESTMENT FUNDAMENTALS
   Definitions...........................................20
   Equity Fund Management Approach.......................22
   Benchmark Indexes.....................................23

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM        [photo of James
                             Chairman, Benham Funds        M. Benham]

Slowing economic growth, lower-than-expected inflation and robust financial market performance characterized the U.S. economy in 1995. The Federal Reserve (the Fed) surprised analysts and encouraged investors by achieving its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the graph below) to slow the economy and inhibit inflation.

[line graph in left margin of page.  graph data described below]

The Fed's success in slowing the economy forced it to change its interest rate strategy in mid-1995. Evidence of economic weakness was so pronounced in the second quarter that the Fed reduced one of its short-term interest rate benchmarks, the federal funds rate target, from 6.00% to 5.75% in July. It was the Fed's first interest rate cut since September 1992.

By the end of the year, political turmoil in Washington took center stage. Unsuccessful federal budget negotiations between President Clinton and Congress led to two government shutdowns during the fourth quarter. The shutdowns and political bickering over the budget were a source of consternation for the U.S. bond market--the budget situation caused concerns about federal debt repayment, while the government shutdowns delayed the release of key economic reports.

Although the federal budget battle and government shutdowns captured most of the headlines, economists and the Fed focused on the decelerating economy and low inflation. Slowing corporate and government spending, declining auto sales and housing activity, and poorer-than-expected holiday season retail sales helped persuade the Fed to reduce the federal funds rate target to 5.50% in December. The lack of inflation was also a factor in the Fed's decision to lower interest rates--in 1995, U.S. inflation (as measured by the consumer price index) was just 2.5%, the lowest annual rate since 1986.

Going forward, we believe that 1996 will bring more of the same for the U.S. economy. Inflation, which has been below 3% in each of the past four years, is expected to remain tame in 1996, while economic growth is projected to continue its sluggish pace. The Fed lowered interest rates again in January (see the graph) and may continue tthis trend to avoid triggering a recession.

[graph data]

Short-Term U.S. Interest Rates
1/92-1/96
                  Discount Rate     Fed Funds Rate
Jan-92            3.5               4.03
Feb-92            3.5               4.06
Mar-92            3.5               3.98
Apr-92            3.5               3.73
May-92            3.5               3.82
Jun-92            3.5               3.76
Jul-92            3                 3.25
Aug-92            3                 3.3
Sep-92            3                 3.22
Oct-92            3                 3.1
Nov-92            3                 3.09
Dec-92            3                 2.92
Jan-93            3                 3.02
Feb-93            3                 3.03
Mar-93            3                 3.07
Apr-93            3                 2.96
May-93            3                 3
Jun-93            3                 3.04
Jul-93            3                 3.06
Aug-93            3                 3.03
Sep-93            3                 3.09
Oct-93            3                 2.99
Nov-93            3                 3.02
Dec-93            3                 2.96
Jan-94            3                 3.05
Feb-94            3                 3.25
Mar-94            3                 3.34
Apr-94            3                 3.56
May-94            3.5               4.01
Jun-94            3.5               4.25
Jul-94            3.5               4.26
Aug-94            4                 4.47
Sep-94            4                 4.73
Oct-94            4                 4.76
Nov-94            4.75              5.29
Dec-94            4.75              5.45
Jan-95            4.75              5.53
Feb-95            5.25              5.92
Mar-95            5.25              5.98
Apr-95            5.25              6.05
May-95            5.25              6.01
Jun-95            5.25              5.98
Jul-95            5.25              5.77
Aug-95            5.25              5.75
Sep-95            5.25              5.8
Oct-95            5.25              5.76
Nov-95            5.25              5.8
Dec-95            5.25              5.6
Jan-96            5                 5.25

Source:  Federal Reserve Bank of New York

                                 MARKET SUMMARY
                                U.S. STOCK MARKET
               by Steve Colton, Vice President & Portfolio Manager

NOTE: TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED ON PAGE 20.

In 1995, the U.S. stock market enjoyed a remarkable year. Most of the major stock indexes posted returns in excess of 30% and set new record highs during the year. For example, the Standard & Poor's 500 Stock Index (S&P 500) had a total return of 37.58% in 1995, its best calendar-year performance since 1958.

The 1995 U.S. stock market rally was primarily driven by three factors:

(1) Strong corporate earnings growth--Robust U.S. economic growth in late 1994 translated into rising profits in early 1995. As a result, stock prices soared in the first half of the year as corporate earnings growth exceeded expectations. In particular, technology companies reported exceptional earnings growth, fueled by heavy demand for computers and other technology-related products.

(2) Heavy cash flows into the market--Increased cash flows into the market sustained the stock rally in the second half of the year. Many investors who left the market following 1994's tepid stock performance shifted back into stocks. An increased focus on retirement planning for aging "baby boomers" brought additional money into the stock market. The biggest beneficiaries were stock mutual funds, which experienced record cash inflows in 1995.


[line graph]              1995 U.S. Stock Index Returns

[graph data]
                  Russell 2000      S&P 500
12/31/94          1                 1
1/31/95           0.99              1.03
2/28/95           1.03              1.07
3/31/95           1.05              1.1
4/30/95           1.07              1.13
5/31/95           1.09              1.18
6/30/95           1.14              1.2
7/31/95           1.21              1.24
8/31/95           1.24              1.25
9/30/95           1.26              1.3
10/31/95          1.2               1.29
11/30/95          1.25              1.35
12/31/95          1.28              1.38


Standard & Poor's 500 Stock Index (S&P 500)       37.58%
Russell 2000 Stock Index                          28.44%

Investors cannot invest directly in either of these indexes.

Source: Ibbotson Associates, Inc.

                                 MARKET SUMMARY
                                U.S. STOCK MARKET
                       (Continued from the previous page)

(3) Falling interest rates--A gradually weaker economy (see page 1) led to declining interest rates throughout the year. Lower rates are favorable for stocks because they typically reduce corporate borrowing costs, enhance corporate profits and encourage consumer spending. In addition, falling rates on bonds and money market instruments make stocks more attractive investments.

As a whole, large-capitalization stocks* outperformed small-capitalization stocks* during the year. The S&P 500, a broad index of large-cap U.S. stocks, posted a significantly higher total return than the Russell 2000, a broad index of small-cap U.S. stocks (see the chart on page 2).

There were several reasons why larger companies in general produced better investment returns than smaller companies in 1995. First, a number of large corporations reorganized in an effort to cut costs and improve efficiency. Corporate restructuring and downsizing enabled many large companies to increase their profitability.

In addition, large companies reaped the greatest benefits from the weak U.S. dollar. Many large U.S. corporations have substantial overseas operations. As the dollar's value declined in the first half of 1995, revenues from foreign sales translated into more dollars, enhancing the profits of large multinational corporations based in the U.S.

Another reason for the superior performance of large-cap stocks was strong demand from investors. Concerns about slower earnings growth in the second half of the year caused many investors to seek refuge in large blue-chip stocks* with steady earnings growth. This higher demand fled to higher prices for many large-cap stocks.

The best industry returns in 1995 came from the financial sector, which includes banking, insurance and financial services stocks. Declining interest rates and several significant mergers, particularly among banks, were the main reasons for their strong performance. High-yielding utilities stocks also benefited from falling interest rates (see page 14 for further details). Technology stocks had strong returns during the year despite a dramatic sell-off in the fourth quarter. It was also a good year for "consumer non-cyclical" stocks--food, beverage, tobacco and pharmaceutical companies--which tend to be immune to the ups and downs of the economy. Increased demand for these stocks resulted from expectations of slower corporate earnings growth in 1996.

Lagging industry sectors included retailers and basic materials producers. Consumer spending was weak in 1995, especially during the latter half of the year, and this hurt profits at retail stores. Basic materials companies--such as metals, chemical and paper producers--suffered from slowing demand and low prices for their products.

                               EQUITY GROWTH FUND
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS
                       For Periods Ended December 31, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (1/1/95-12/31/95)        ----------------------------------------------
                               1 YEAR       3 YEARS     5 YEARS  LIFE OF FUND
                               ----------------------------------------------
        $11.52-$15.38          34.56%       14.37%        N/A       13.90%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 26.

The Fund commenced operations on May 9, 1991.

Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                           SEC PERFORMANCE COMPARISON
             Comparative Performance of $10,000 Invested on 5/31/91
                         in the Fund and in the S&P 500
                                  [line graph]

[graph data]
                  S&P 500             Fund
5/31/91          $10,000            $10,000
6/28/91            9,542              9,535
7/31/91            9,987             10,069
8/30/91           10,223             10,406
9/30/91           10,053             10,266
10/31/91          10,187             10,584
11/29/91           9,777             10,385
12/31/91          10,895             11,620
1/31/92           10,693             11,409
2/28/92           10,832             11,399
3/31/92           10,621             11,007
4/30/92           10,933             11,007
5/29/92           10,986             11,048
6/30/92           10,823             10,805
7/31/92           11,265             11,281
8/31/92           11,034             11,099
9/30/92           11,164             11,168
10/30/92          11,203             11,351
11/30/92          11,584             11,830
12/31/92          11,726             12,100
1/29/93           11,824             12,131
2/26/93           11,986             12,234
3/31/93           12,238             12,635
4/30/93           11,943             12,312
5/28/93           12,262             12,551
6/30/93           12,298             12,857
7/30/93           12,249             12,847
8/31/93           12,713             13,422
9/30/93           12,616             13,549
10/29/93          12,877             13,559
11/30/93          12,754             13,349
12/31/93          12,908             13,482
1/31/94           13,347             13,804
2/28/94           12,985             13,348
3/31/94           12,419             12,856
4/29/94           12,578             13,001
5/31/94           12,784             13,247
6/30/94           12,471             13,034
7/29/94           12,881             13,337
8/31/94           13,409             13,787
9/30/94           13,081             13,531
10/31/94          13,375             13,723
11/30/94          12,888             13,249
12/30/94          13,079             13,451
1/31/95           13,418             13,824
2/28/95           13,941             14,349
3/31/95           14,352             14,704
4/28/95           14,775             15,289
5/31/95           15,365             15,887
6/30/95           15,722             16,121
7/31/95           16,244             16,663
8/31/95           16,285             16,710
9/29/95           16,972             17,133
10/31/95          16,911             16,932
11/30/95          17,654             17,724
12/29/95          17,994             18,099

Past performance does not guarantee future results.

This graph compares the Fund`s performance with a broad-based market index, the Standard & Poor`s 500 Stock Index (S&P 500), over the life of the Fund. Although the investment characteristics of the S&P 500 are similar to those of the Fund, the securities owned by the Fund and those composing the S&P 500 are likely to be different, and any securities that the Fund and the S&P 500 have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the S&P 500.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.

                               EQUITY GROWTH FUND
                                 TOP TEN STOCKS

           AS OF 12/31/95                            AS OF 6/30/95
COMPANY                       WEIGHT     COMPANY                       WEIGHT
Mobil Corporation               2.7%     Du Pont E.I. de Nemours         3.0%
Philip Morris Companies, Inc.   2.7%     Atlantic Richfield Co.mpany     3.0%
General Electric Company        2.5%     Philip Morris Companies, Inc.   2.7%
Exxon Corporation               2.3%     General Electric Company        2.7%
Johnson & Johnson               2.2%     Ameritech Corporation           2.2%
BankAmerica Corp.               2.1%     Bell Atlantic Corporation       2.1%
Ameritech Corporation           1.9%     Signet Banking Corporation      1.9%
Travelers Group, Inc.           1.9%     Johnson & Johnson               1.8%
Amoco Corporation               1.8%     Amoco Corporation               1.8%
Sears, Roebuck & Co.            1.7%     Navistar International Corp.    1.7%
TOTAL WEIGHTING                          TOTAL WEIGHTING
OF TOP TEN                     21.8%     OF TOP TEN                     22.9%

The Fund's top ten holdings may change over time. For the top ten holdings of the S&P 500, see page 23.

                               INDUSTRY WEIGHTINGS
                             As of December 31, 1995
                                  [bar chart]

[graph data]
Utilities:                                 11.1%
Energy:                                     9.2%
Insurance:                                  7.3%
Electrical & Electronic Components:         7.2%
Pharmaceuticals:                            6.9%
Telecommunications:                         5.8%
Banking:                                    5.4%
Chemicals:                                  4.5%
Computer Systems:                           4.4%
Retail:                                     4.3%
Aerospace & Defense:                        3.3%
Financial Services:                         3.0%
Food & Beverage:                            2.8%
Tobacco:                                    2.7%
Paper & Forest Products:                    2.3%
Building & Home Improvements:               1.9%
Leisure:                                    1.7%
Airlines:                                   1.5%
Railroads:                                  1.5%
Business Services & Supplies:               1.4%
Other:                                     11.8%

                               EQUITY GROWTH FUND
                              PORTFOLIO STATISTICS

                                  AS OF 12/31/95            AS OF 6/30/95
                                -------------------      -------------------
                                               S&P                     S&P
                                THE FUND       500      THE FUND       500
                                -------------------      -------------------

Number of Companies:              156         500         144         500
Dividend Yield:                   2.39%       2.30%       2.32%       2.47%
Beta (S&P 500 = 1.00):            0.99        1.00        0.99        1.00
Price/Earnings Ratio:*            15.4        19.5        19.8        17.1
Price/Book Ratio:                  2.9        4.0          2.3        3.7


* based on earnings from the previous 12 months

The statistical terms listed above are defined on page 21.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 12/31/95 for the funds in Lipper's "Growth Funds" category.

                            1 YEAR            3 YEARS          LIFE OF FUND*

The Fund:                   34.56%            14.37%           13.90%
Category Average:           30.84%            12.47%           12.65%
The Fund's Ranking:         176 out of 569    108 out of 341   80 out of 244

* from May 9, 1991, through December 31, 1995

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                     For the Period Ended December 31, 1995

   % From               % From            % From Asset           One-Year
   Income       +    Capital Gains   +    Appreciation     =   Total Return

    1.60%       +        7.21%       +       25.75%        =      34.56%

                               EQUITY GROWTH FUND
                              MANAGEMENT DISCUSSION
              with Steve Colton, Vice President & Portfolio Manager

Q:       How did the Fund perform in 1995?

A: The Fund's total return for the year was 34.56%, compared to a 37.58% gain for the S&P 500 over the same period. Although the Fund trailed the S&P 500, it outperformed the 30.84% return for the average growth fund (see the Lipper Performance Comparison on page 6). The Fund's 1995 performance ranked in the top third of all growth funds.

Q: That's impressive considering the Fund is relatively conservative. Why did the Fund outperform its peer group average?

A: The Fund has a policy of remaining fully invested in U.S. stocks, and I think this was its key advantage in 1995. When stocks have a big year, it pays to be fully invested in the market at all times. Many growth funds held cash in their portfolios at some point during the year--some were bearish about the market going into 1995, while others took profits later in the year in anticipation of a stock market correction. As a result, they were unable to take full advantage of the market's rise. This also explains why the S&P 500 outperformed 85% of all domestic stock funds in 1995.

Q:       The Fund was among the 85% that underperformed the S&P 500. Why?

A: The Fund's lag resulted from its small-cap stock holdings. Because the Fund selects from a universe of 1,500 stocks, it tends to have a smaller average market capitalization than the S&P 500, which consists mostly of large-cap stocks. In 1995, large-cap stocks provided better returns than small-cap stocks. Many of the small-cap stocks owned by the Fund also had a high degree of earnings variability, which turned out to be an undesirable characteristic during the last half of the year--investors flocked to larger companies with steady, reliable earnings.

Q: Technology stocks were very popular in 1995 because of their strong earnings growth. Did the Fund jump on the technology bandwagon?

A: Not really. The Fund owned selected technology stocks during the year, but it was underweighted in this sector compared to the S&P 500. Although their earnings growth has been tremendous, technology stocks tend to be very volatile. A high concentration of tech stocks may be suitable for an aggressive stock fund, but the Fund is more conservatively managed. We even trimmed the Fund's technology holdings in August and September because we felt that this sector was overvalued. This strategy paid off as technology stocks plunged in the fourth quarter.

                               EQUITY GROWTH FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: By the end of 1995, the Fund had a higher dividend yield than the S&P 500. Isn't this unusual for a growth fund?

A: Yes. The Fund's higher dividend yield was a byproduct of the Fund's largest industry weightings, which included utilities, energy companies and financial stocks (see the chart on page 5). We were heavily weighted in these industries because they tend to perform best in a declining interest rate environment. Many of these stocks, especially the utilities, have relatively high dividend yields, and that boosted the Fund's yield.

Q:       Looking ahead, what is your outlook for U.S. stocks in 1996?

A: We certainly don't expect a repeat of last year's huge gains. There is a lot of uncertainty in the market about the factors that drove the 1995 bull market--earnings growth, cash flows and interest rates. Many stock market analysts expect the earnings growth rate of the S&P 500 to be around 8% in 1996, which is only half of what it was in 1995. Record cash flows into stock mutual funds buoyed the market at the end of 1995, but it remains to be seen whether this level of demand can be sustained. Interest rates may have an impact on investor demand for stocks--if rates continue to fall, investors in low-yielding money market and bond funds may be inclined to seek higher potential returns in the stock market.

         Despite these uncertainties, we believe that economic conditions are still favorable for stocks--economic growth is moderate and inflation is low. As a result, we expect positive stock market returns in 1996.

Q:       How will you position the Fund going forward?

A: Believe it or not, our recent purchases focused on several technology stocks. After a sharp sell-off in the fourth quarter of 1995, many technology issues are now trading at attractive prices, and we expect their earnings to grow faster than the overall market. The Fund is also overweighted in chemicals stocks, which we believe to be undervalued. Although the slowing U.S. economy led many investors to sell these stocks in late 1995, we believe that chemicals companies will maintain their strong earnings growth.

         We are underweighting telephone and media stocks, which appear to be trading at overvalued prices. Telephone stock prices already reflect the benefits of the recent federal telecommunications legislation, while merger activity among media companies has boosted their stock prices to historically high levels.

                              INCOME & GROWTH FUND
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS
                       For Periods Ended December 31, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (1/1/95-12/31/95)        ----------------------------------------------
                               1 YEAR       3 YEARS     5 YEARS  LIFE OF FUND
                               ----------------------------------------------
        $13.92-$18.67          36.88%       14.86%      17.85%      18.01%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 27.

The Fund commenced operations on December 17, 1990.

Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                           SEC PERFORMANCE COMPARISON
             Comparative Performance of $10,000 Invested on 12/31/90
                         in the Fund and in the S&P 500
                                  [line graph]

[graph data]
                  S&P 500             Fund
12/31/90         $10,000            $10,000
1/31/91           10,436             10,514
2/28/91           11,182             11,314
3/29/91           11,453             11,670
4/30/91           11,480             11,727
5/31/91           11,976             12,181
6/28/91           11,428             11,634
7/31/91           11,960             12,231
8/30/91           12,244             12,588
9/30/91           12,039             12,531
10/31/91          12,200             12,809
11/29/91          11,709             12,447
12/31/91          13,048             13,908
1/31/92           12,806             13,686
2/28/92           12,972             13,753
3/31/92           12,720             13,428
4/30/92           13,093             13,568
5/29/92           13,157             13,583
6/30/92           12,962             13,432
7/31/92           13,491             14,012
8/31/92           13,215             13,755
9/30/92           13,370             13,824
10/30/92          13,417             14,071
11/30/92          13,873             14,583
12/31/92          14,044             15,002
1/29/93           14,161             15,060
2/26/93           14,354             15,258
3/31/93           14,657             15,733
4/30/93           14,303             15,449
5/28/93           14,685             15,744
6/30/93           14,728             16,094
7/30/93           14,669             16,024
8/31/93           15,226             16,700
9/30/93           15,109             16,770
10/29/93          15,422             16,863
11/30/93          15,275             16,552
12/31/93          15,459             16,699
1/31/94           15,985             17,137
2/28/94           15,551             16,587
3/31/94           14,873             15,948
4/29/94           15,064             16,087
5/31/94           15,311             16,260
6/30/94           14,936             16,030
7/29/94           15,426             16,441
8/31/94           16,059             17,020
9/30/94           15,666             16,642
10/31/94          16,018             16,942
11/30/94          15,435             16,415
12/30/94          15,663             16,608
1/31/95           16,070             17,055
2/28/95           16,696             17,656
3/31/95           17,189             18,060
4/28/95           17,695             18,715
5/31/95           18,402             19,468
6/30/95           18,830             19,764
7/31/95           19,454             20,423
8/31/95           19,503             20,550
9/29/95           20,326             21,406
10/31/95          20,253             21,352
11/30/95          21,142             22,333
12/29/95          21,549             22,732

Past performance does not guarantee future results.

This graph compares the Fund`s performance with a broad-based market index, the Standard & Poor's 500 Stock Index (S&P 500), over the life of the Fund. Although the investment characteristics of the S&P 500 are similar to those of the Fund, the securities owned by the Fund and those composing the S&P 500 are likely to be different, and any securities that the Fund and the S&P 500 have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the S&P 500.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.

                              INCOME & GROWTH FUND
                                 TOP TEN STOCKS

           AS OF 12/31/95                            AS OF 6/30/95
COMPANY                       WEIGHT     COMPANY                       WEIGHT
General Electric Company        2.6%     General Electric Company        3.6%
Exxon Corporation               2.4%     Du Pont E.I. de Nemours         3.1%
Philip Morris Companies, Inc.   2.3%     Emerson Electric Company        2.7%
Royal Dutch Petroleum Co.       2.2%     Exxon Corporation               2.6%
Consolidated Edison Co.         2.1%     Philip Morris Companies, Inc.   2.6%
Bristol Myers Squibb            2.1%     Bristol Myers Squibb            2.3%
Johnson & Johnson               2.0%     Johnson & Johnson               2.3%
Mobil Corporation               1.9%     Atlantic Richfield Company      2.2%
Dow Chemical Company            1.9%     Amoco Corporation               2.0%
Atlantic Richfield Company      1.8%     Monsanto Company                1.9%
TOTAL WEIGHTING                          TOTAL WEIGHTING
OF TOP TEN                     21.3%     OF TOP TEN                     25.3%

The Fund's top ten holdings may change over time. For the top ten holdings of the S&P 500, see page 23.

                               INDUSTRY WEIGHTINGS
                             As of December 31, 1995
                                  [bar chart]

[graph data]

Energy:                                    12.2%
Utilities:                                  9.5%
Electrical & Electronic Components:         8.6%
Pharmaceuticals:                            7.3%
Banking:                                    7.1%
Chemicals:                                  6.8%
Telecommunications:                         6.0%
Insurance:                                  5.5%
Retail:                                     4.1%
Computer Systems:                           3.6%
Aerospace & Defense:                        3.1%
Tobacco:                                    2.8%
Food & Beverage:                            2.3%
Financial Services:                         2.3%
Paper & Forest Products:                    2.2%
Computer Software & Services:               1.6%
Leisure:                                    1.6%
Automobiles & Auto Parts:                   1.4%
Printing & Publishing:                      1.2%
Railroads:                                  1.0%
Other:                                      9.8%

                              INCOME & GROWTH FUND
                              PORTFOLIO STATISTICS

                                   AS OF 12/31/95           AS OF 6/30/95
                                -------------------      -------------------
                                               S&P                     S&P
                                THE FUND       500       THE FUND      500
                                -------------------      -------------------

Number of Companies:              239         500         186         500
Dividend Yield:                   2.95%       2.30%       3.26%       2.47%
Beta (S&P 500 = 1.00):            0.97        1.00        0.97        1.00
Price/Earnings Ratio:*            15.4        19.5        15.3        17.1
Price/Book Ratio:                 3.1         4.0          2.3        3.7


* based on earnings from the previous 12 months

The statistical terms listed above are defined on page 21.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 12/31/95 for the funds in Lipper's "Growth and Income Funds" category.

                      1 YEAR         3 YEARS        5 YEARS        LIFE OF FUND*

The Fund:             36.88%         14.86%         17.85%         17.75%
Category Average:     30.82%         13.21%         15.32%         15.23%
The Fund's Ranking:   45 out of 445  78 out of 262  27 out of 193  25 out of 189

* from December 20, 1990, through December 31, 1995

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                     For the Period Ended December 31, 1995

   % From               % From            % From Asset           One-Year
   Income       +    Capital Gains   +    Appreciation     =   Total Return

    2.36%       +        4.26%       +       30.26%        =      36.88%

                              INCOME & GROWTH FUND
                              MANAGEMENT DISCUSSION
              with Steve Colton, Vice President & Portfolio Manager

Q:       How did the Fund perform in 1995?

A: The Fund's total return for the year was 36.88%, compared to a 37.58% gain for the S&P 500 over the same period. Although the Fund narrowly trailed the S&P 500, it outperformed the 30.82% return for the average growth and income fund (see the Lipper Performance Comparison on page
         11). The Fund's 1995 performance ranked in the top 10% of all growth and income funds.

Q: That's an impressive ranking. Why did the Fund perform so well compared to its peers?

A: The Fund has a policy of remaining fully invested in U.S. stocks, and I think this was its key advantage in 1995. When stocks have a big year, it pays to be fully invested in the market at all times. Many growth and income funds held cash in their portfolios at some point during the year--some were bearish about the market going into 1995, while others took profits later in the year in anticipation of a stock market correction. As a result, they were unable to take full advantage of the market's rise. This also explains why the S&P 500 outperformed 85% of all domestic stock funds in 1995.

Q:       The Fund was among the 85% that underperformed the S&P 500. Why?

A: The Fund's return trailed the S&P 500 by just 70 basis points (a basis point equals 0.01%), and this narrow underperformance was due primarily to the Fund's small-cap stock holdings. Because the Fund selects from a universe of 1,500 stocks, it tends to have a smaller average market capitalization than the S&P 500, which consists mostly of large-cap stocks. In 1995, large-cap stocks provided better returns than small-cap stocks. The Fund was also overweighted in utilities stocks, which underperformed the S&P 500 (see the graph on page 14).

Q:       Why did the Fund have such a high weighting in utilities stocks?

A: The Fund's income component was the main reason. The Fund is managed to have a dividend yield that is 30% higher than the S&P 500. As a result, the Fund tends to be overweighted in stocks with high dividend yields, such as utilities, energy and financial stocks. In fact, these overweightings are crucial because many of the Fund's growth-oriented stocks, such as technology companies, tend to pay little or no dividends.

                              INCOME & GROWTH FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       Is that why the Fund was underweighted in technology stocks?

A: Partly. The Fund's bias toward income has led the Fund to be underweighted in this sector compared to the S&P 500. But another factor is volatility--the wild price swings in the technology sector may be appropriate for an aggressive stock fund, but the Fund leans toward a more conservative approach. We even trimmed the Fund's technology holdings in August and September because we felt that this sector was overvalued. This strategy paid off as technology stocks plunged in the fourth quarter.

Q:       Looking ahead, what is your outlook for U.S. stocks in 1996?

A: We certainly don't expect a repeat of last year's huge gains. There is a lot of uncertainty in the market about the factors that drove the 1995 bull market--earnings growth, cash flows and interest rates. Many stock market analysts expect the earnings growth rate of the S&P 500 to be around 8% in 1996, which is only half of what it was in 1995. Record cash flows into stock mutual funds buoyed the market at the end of 1995, but it remains to be seen whether this level of demand can be sustained. Interest rates may have an impact on investor demand for stocks--if rates continue to fall, investors in low-yielding money market and bond funds may be inclined to seek higher potential returns in the stock market.

         Despite these uncertainties, we believe that economic conditions are still favorable for stocks--economic growth is moderate and inflation is low. As a result, we expect positive stock market returns in 1996.

Q:       How will you position the Fund going forward?

A: Believe it or not, our recent purchases focused on several technology stocks. After a sharp sell-off in the fourth quarter of 1995, many technology issues are now trading at attractive prices, and we expect their earnings to grow faster than the overall market. We also like natural gas stocks, which typically have high dividend yields and should benefit from favorable supply and demand conditions.

         We are underweighting food and beverage stocks, which appear to be trading at overvalued prices. As economic growth has slowed, investors have shown strong demand for the steady earnings of food and beverage companies, and this has pushed their stock prices to extremely high levels.

                              UTILITIES INCOME FUND
                                 MARKET SUMMARY
               by Steve Colton, Vice President & Portfolio Manager

Like the broader stock market, utilities stocks posted strong returns in 1995 (see the chart below). The New York Stock Exchange Utilities Index returned more than 30% for the year--its best year since 1989.

The rally in utilities stocks was driven primarily by declining interest rates. Slowing economic growth and two interest rate cuts by the Federal Reserve (see page 1) caused rates to decline throughout the year. Utilities stocks are sensitive to changes in interest rates, and their prices surged as rates fell. Strong earnings and merger activity also pushed utilities stock prices higher.

Although utilities stocks trailed the broader market over the full year, they outperformed the overall market during the last six months. The two Fed rate cuts, which occurred in July and December, provided a boost to the utilities sector during this period. In addition, slowing economic growth led many investors to seek refuge in "defensive" stocks--large companies with steady earnings and strong dividends. Utilities stocks in general are considered defensive, and their prices climbed in response to the increased demand.

Telecommunications stocks were the top performers within the utilities industry in 1995. Congressional legislation eliminated several obsolete regulations that restricted growth in the telecommunications industry. In particular, regional telephone companies will soon be able to compete for long distance and cable services within their regions. Natural gas stocks also had a strong year as demand soared, leading to higher prices and rising earnings. Electric stocks lagged the other utilities sectors, but they still managed to post solid returns. Merger activity was a positive factor, but uncertainty about regulatory changes in California and New York hampered the performance of electric utilities.

[line graph]

[graph data]      S&P 500           NYSE Utilities
12/31/94         $1                $1
1/31/95           1.02593           1.0536
2/28/95           1.06591           1.05195
3/31/95           1.09737           1.04718
4/28/95           1.12968           1.07909
5/31/95           1.17484           1.11212
6/30/95           1.20213           1.12237
7/31/95           1.24199           1.14754
8/31/95           1.24511           1.17206
9/29/95           1.29765           1.22915
10/31/95          1.29302           1.24808
11/30/95          1.34978           1.27087
12/29/95          1.37578           1.33894

Standard & Poor's 500 Stock Index (S&P 500)     37.58%
New York Stock Exchange Utilities Index         33.89%

Investors cannot invest directly in either of these indexes.

Source: Ibbotson Associates, Inc.

                              UTILITIES INCOME FUND
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS
                       For Periods Ended December 31, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (1/1/95-12/31/95)        ----------------------------------------------
                               1 YEAR       3 YEARS     5 YEARS  LIFE OF FUND
                               ----------------------------------------------
        $8.76-$11.44           35.70%         N/A         N/A        9.76%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 28.

The Fund commenced operations on March 1, 1993.

Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                           SEC PERFORMANCE COMPARISON
       Comparative Performance of $10,000 Invested on 3/1/93 in the Fund,
        in the S&P 500 and in the New York Stock Exchange Utilities Index
                                  [line graph]

[graph data]
                  S&P 500           NYSE Utilities Index         Fund
2/26/93          $10,000            $10,000                    $10,000
3/31/93           10,211             10,258                     10,223
4/30/93            9,964             10,060                     10,126
5/28/93           10,231             10,069                     10,161
6/30/93           10,261             10,455                     10,590
7/30/93           10,219             10,645                     10,787
8/31/93           10,607             11,112                     11,249
9/30/93           10,526             11,078                     11,264
10/29/93          10,744             11,073                     11,187
11/30/93          10,641             10,493                     10,596
12/31/93          10,770             10,614                     10,660
1/31/94           11,136             10,680                     10,706
2/28/94           10,834             10,107                     10,168
3/31/94           10,361              9,699                      9,732
4/29/94           10,494              9,984                      9,979
5/31/94           10,667              9,710                      9,804
6/30/94           10,405              9,562                      9,639
7/29/94           10,747              9,946                      9,995
8/31/94           11,187             10,038                     10,064
9/30/94           10,914              9,812                      9,801
10/31/94          11,159              9,818                      9,838
11/30/94          10,753              9,640                      9,681
12/30/94          10,912              9,618                      9,590
1/31/95           11,195             10,133                     10,152
2/28/95           11,631             10,117                     10,212
3/31/95           11,975             10,071                     10,162
4/28/95           12,327             10,378                     10,420
5/31/95           12,820             10,696                     10,791
6/30/95           13,118             10,795                     10,862
7/31/95           13,553             11,037                     11,068
8/31/95           13,587             11,272                     11,275
9/29/95           14,160             11,822                     11,897
10/31/95          14,110             12,004                     12,128
11/30/95          14,729             12,223                     12,359
12/29/95          15,013             12,877                     13,014

Past performance does not guarantee future results.

This graph compares the Fund`s performance with a broad-based index, the Standard & Poor's 500 Stock Index (S&P 500), over the life of the Fund. Because utility company stocks make up less than 15% of the S&P 500, we have also included the Fund's benchmark index, the New York Stock Exchange Utilities Index. Although the investment characteristics of the indexes are similar to those of the Fund, the securities owned by the Fund and those composing the indexes are likely to be different, and any securities that the Fund and the indexes have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indexes.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indexes do not.

                              UTILITIES INCOME FUND
                                 TOP TEN STOCKS

           AS OF 12/31/95                          AS OF 6/30/95
COMPANY  WEIGHT                COMPANY    WEIGHT                        COMPANY
Bell South Corporation            4.8%    SBC Communications, Inc.        4.7%
GTE Corporation                   4.6%    Bell South Corporation          4.5%
Ameritech Corporation             4.4%    Bell Atlantic Corporation       4.5%
SBC Communications, Inc.          4.2%    GTE Corporation                 4.4%
Sprint Corporation                4.0%    Ameritech Corporation           4.3%
NYNEX Corporation                 3.7%    Consolidated Edison Co.         3.9%
Bell Atlantic Corporation         3.6%    U.S. West Communications, Inc.  3.5%
Consolidated Edison Co.           3.6%    Duke Power Company              3.1%
U.S. West Communications, Inc.    3.3%    Ohio Edison Company             3.1%
Pacific Telesis Group             3.1%    Sprint Corporation              2.9%
TOTAL WEIGHTING                           TOTAL WEIGHTING
OF TOP TEN                       39.3%    OF TOP TEN                     38.9%

The Fund's top ten holdings may change over time. For the top ten holdings of the New York Stock Exchange Utilities Index, see page 23.

                               INDUSTRY WEIGHTINGS
                             As of December 31, 1995
                                  [bar chart]

[graph data]
                           Fund             NYSE Utilities
Telecommunications:        46.2%            45.9%
Electric:                  36.7%            37.4%
Natural Gas:               8.6%             8.9%
Other:                     8.5%             7.8%

The industry weightings of the Fund and the New York Stock Exchange Utilities Index may change over time.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                     For the Period Ended December 31, 1995


   % From            % From Asset           One-Year
   Income       +    Appreciation    =    Total Return

    3.65%       +       32.05%       =       35.70%

                              UTILITIES INCOME FUND
                           STOCK PORTFOLIO STATISTICS

                                   AS OF 12/31/95           AS OF 6/30/95
                                -------------------      -------------------
                                              NYSE                    NYSE
                                            UTILITIES               UTILITIES
                                THE FUND      INDEX      THE FUND     INDEX
                                -------------------      -------------------

Number of Companies:               90         248          91         233
Dividend Yield:                   4.56%       4.28%       5.10%       4.85%
Beta (S&P 500 = 1.00):            0.66        0.67        0.70        0.70
Price/Earnings Ratio:*            15.5        16.4        13.5        15.0
Price/Book Ratio:                  2.3         2.3         1.7        2.0

* based on earnings from the previous 12 months

The statistical terms listed above are defined on page 21.


                            BOND PORTFOLIO STATISTICS

                                 As of 12/31/95            As of 6/30/95

Number of Issues:                     1*                      0
Average Rating:                       AAA                     N/A
Average Coupon:                       5.75%                   N/A
Average Maturity:                     1.75 years              N/A
Average Duration:                     1.60 years              N/A

* U.S. Treasury note

The Fund may invest up to 25% of its assets in fixed-income securities to enhance dividend income or increase share price stability.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 12/31/95 for the funds in Lipper's "Utility Funds" category.

                                       1 YEAR           LIFE OF FUND*

         The Fund:                     35.70%           9.33%
         Category Average:             27.35%           7.90%
         The Fund's Ranking:           3 out of 78      10 out of 38

* from March 4, 1993, through December 31, 1995

Total returns are based on historical performance and do not guarantee future results.

                              UTILITIES INCOME FUND
                              MANAGEMENT DISCUSSION
              with Steve Colton, Vice President & Portfolio Manager

Q:       How did the Fund perform in 1995?

A: The Fund's total return for the year was 35.70%, compared to a 33.89% gain for the New York Stock Exchange (NYSE) Utilities Index over the same period. In addition to beating the Index, the Fund also outperformed the 27.35% return for the average utilities fund (see the Lipper Performance Comparison on page 17). The Fund's 1995 performance ranked it number three out of the 78 utilities funds.

Q: That's an impressive ranking. Why did the Fund perform so well compared to its peers?

A: The Fund remained almost fully invested in utilities stocks for the entire year, holding very little in bonds or cash. I think this was the Fund's key advantage over its peers in 1995. According to Morningstar, the average utilities fund invested just 75% of its portfolio in domestic utilities stocks in 1995, with 14% in foreign stocks and 11% in cash and bonds. The Fund, on the other hand, averaged more than 96% in domestic utilities stocks during the year. As a result, the Fund was able to take full advantage of the rise in U.S. utilities stocks, while lagging cash and foreign stock returns caused its peers to fall behind.

Q:       Why did the Fund maintain such a high percentage of utilities stocks?

A: We constantly monitor the relative values of utilities stocks and bonds, adding bonds to the Fund's portfolio only when they provide better value. In 1995, utilities stocks consistently offered more attractive values than U.S. Treasury and corporate utility bonds. This was mostly due to the narrowing difference between the yields of utilities stocks and bonds--a narrow yield spread indicates that bond prices are expensive compared to utilities stocks. The Fund held a small position in two-year Treasury notes during the last half of the year, but the bulk of the Fund's portfolio remained invested in utilities stocks.

Q: The Fund was also among the few utilities funds to beat the NYSE Utilities Index. How was this achieved?

A: Most of the Fund's outperformance of the NYSE Utilities Index occurred in the first quarter of the year. The Fund was overweighted in natural gas stocks, which posted double-digit returns during the quarter. Although other slight industry overweightings--electric utilities in the second quarter, telecommunications stocks in the third and fourth quarters--also enhanced the Fund's return relative to the Index, the Fund`s return essentially tracked the Index`s return for much of the year.

                              UTILITIES INCOME FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: Have there been any recent regulatory changes in the utilities industry?

A: In December, after several delays, the California Public Utilities Commission approved a plan for deregulating the state's electricity market. The proposal, which represents a compromise of two different plans, would allow industrial customers to begin choosing their power supplier starting in 1998. Other customers would be phased in by 2003. The plan now heads to the California state legislature for approval.

         At the federal level, Congress approved a sweeping federal telecommunications bill in early 1996. The legislation removed several barriers to competition and will enable local and regional phone companies to expand into long distance and cable operations.

Q:       Looking ahead, what is your outlook for utilities stocks in 1996?

A: Although we don't expect a repeat of last year`s strong returns, the environment remains favorable for utilities stocks. Economic conditions in the U.S. continue to be ideal--economic growth is moderate and inflation is low . If the Fed is able to maintain these conditions in 1996, interest rates are likely to remain steady. The Fed may even lower interest rates further to prevent a recession. Either of these scenarios would be advantageous for utilities stocks.

         As "defensive" stocks, utilities may also benefit from recent concerns about earnings growth in the broader stock market. Increased demand for defensive stocks that provide steady, reliable earnings could boost returns in the utilities sector.

Q:       How will you position the Fund going forward?

A: We intend to underweight the regional telephone stocks, which we believe to be overvalued. Although these companies should reap the most benefits from the recent telecommunications legislation, these benefits are already more than priced into the market. Instead, we're increasing the Fund's stake in several foreign telephone stocks that trade on the New York Stock Exchange. Our favorites include Tele Danmark and Telefonica de Espana, the national phone companies in Denmark and Spain, respectively.

         We also like natural gas stocks, which are now overweighted in the Fund's portfolio. The combination of increased demand due to the cold winter weather and low levels of supply has enhanced the profit margins of natural gas companies.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Types of Stocks

Blue-Chip Stocks--stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Merck & Company.

Cyclical Stocks--stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

Growth Stocks--stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples currently include the stocks of high-tech, computer hardware and computer software companies.

Large-Capitalization ("Large-Cap") Stocks--stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $500 million. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

Small-Capitalization ("Small-Cap") Stocks--stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $500 million. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

Value Stocks--stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS
                       (Continued from the previous page)

Statistical Terminology

Beta--a number that compares the price movement of a stock or stock portfolio to a market index, usually the S&P 500. The market index is assigned a beta of
1.00. The price of a stock with a beta higher than 1.00 is likely to rise or fall more than the index (in the same direction as the index). The price of a stock with a beta of less than 1.00 is likely to rise or fall less than the index and may move in the opposite direction of index movements.

Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

Payout Ratio--this dividend safety measurement expresses a company's stock dividends as a percentage of the company's earnings. Analysts use this ratio to look for insupportable dividends that are likely to be cut.

Price/Book Ratio--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

Price/Earnings (P/E) Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

Return on Equity (ROE)--this number shows the percentage return a company generates from the money invested by its shareholders. THIS IS THE COMPANY'S RETURN, NOT THE SHAREHOLDERS'. ROE is calculated by dividing a company's net profits by its shareholder equity.

                             INVESTMENT FUNDAMENTALS
                         EQUITY FUND MANAGEMENT APPROACH

Our stock fund management approach is a combination of the two most common equity investment strategies: discretionary management and quantitative management.

Discretionary equity managers use their own experience, knowledge, research and judgement to decide whether to buy, sell or hold stocks. Discretionary management techniques may include "stock picking" (selecting individual stocks without regard to the portfolio's industry concentration) and "market timing" (shifting all or a portion of the portfolio into and out of the stock market based on the manager's opinion of whether the market will rise or fall). Discretionary managers are generally described as active because of their active role in portfolio management decisions.

Quantitative equity managers generally rely on a stock market index or a computer model to make most decisions. These managers tend to be "indexers" who try to duplicate the holdings and performance of a stock market index (such as the S&P 500). Quantitative managers are usually described as passive.

Based on these two management strategies, we have developed an active quantitative equity management approach that combines active management with indexing. Starting with a benchmark index (see page 23 for the funds' benchmark indexes), we construct a stock portfolio that seeks to provide the highest expected return with the least amount of deviation from the benchmark index.

We create a universe of stocks traded on U.S. exchanges--for the Equity Growth Fund and the Income & Growth Fund, the universe consists of the 1,500 largest companies in the U.S.; for the Utilities Income Fund, the universe consists of the 248 companies represented in the New York Stock Exchange Utilities Index. We review each stock and give it a "score" based on its expected performance. Our evaluation assesses past and future earnings growth as well as relative value.

After we've given each stock a score, we employ a process called portfolio optimization--a computer program identifies a portfolio of stocks (with appropriate weightings) that will best track the benchmark index and reflect the total return characteristics of our stock ranking model. Each stock in this "optimal" portfolio then undergoes a rigorous quality check by our stock fund management team.

For the Income & Growth Fund, the portfolio optimization process incorporates a yield constraint that creates a portfolio with a dividend yield that is approximately 30% higher than the yield of the S&P 500.

                             INVESTMENT FUNDAMENTALS
                                BENCHMARK INDEXES

Standard & Poor's 500 Stock Index

The benchmark index of the Equity Growth Fund and the Income & Growth Fund is the Standard & Poor's 500 Stock Index (S&P 500). The index is composed of the stocks of the 500 largest companies traded on the New York Stock Exchange. Although the S&P 500 represents less than 10% of all U.S. stocks, these 500 companies make up approximately 70% of the total market capitalization of the U.S. stock market. The S&P 500 is considered a broad measure of overall stock market performance and is commonly used as a benchmark for the performance of individual stocks and stock mutual funds.

The stocks in the S&P 500 are weighted based on market capitalization (the total market value of a company's outstanding stock). Accordingly, stocks with larger market capitalizations (such as the top ten listed below) have a larger impact on the overall performance of the S&P 500.

New York Stock Exchange Utilities Index

The benchmark index of the Utilities Income Fund is the New York Stock Exchange Utilities Index. The index is composed of 248 utilities stocks traded on the New York Stock Exchange. Like the S&P 500, the stocks in the NYSE Utilities Index are weighted based on market capitalization (see the top ten stock listing below).

                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 1995

S&P 500                         WEIGHT*  NYSE UTILITIES INDEX            WEIGHT*
General Electric Company           2.7%  GTE Corporation                    6.5%
AT&T Corporation                   2.3%  Bell South Corporation             6.3%
Exxon Corporation                  2.2%  SBC Communications, Inc.           5.1%
Coca-Cola Company                  2.0%  Ameritech Corporation              5.0%
Merck & Company, Inc.              1.8%  Bell Atlantic Corporation          4.5%
Philip Morris Companies, Inc.      1.7%  NYNEX Corporation                  3.4%
Royal Dutch Petroleum Co.          1.6%  Southern Company                   2.5%
IBM Corporation                    1.3%  U.S. West Communications, Inc.     2.5%
Procter & Gamble                   1.3%  Sprint Corporation                 2.2%
Johnson & Johnson                  1.2%  AirTouch Communications            2.0%
TOTAL WEIGHTING OF TOP TEN        18.1%  TOTAL WEIGHTING OF TOP TEN        40.0%

* based on market capitalization

PLEASE NOTE: The top ten holdings of the indexes may change over time. For the industry weightings of the NYSE Utilities Index, see page 16.

[THIS PAGE INTENTIONALLY LEFT BLANK]

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Benham Equity Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of Benham Equity Growth Fund, Benham Income & Growth Fund and Benham Utilities Income Fund (three of the series comprising Benham Equity Funds) (the Funds) as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Benham Equity Growth Fund, Benham Income & Growth Fund and Benham Utilities Income Fund as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

San Francisco, California
February 5, 1996

                                                    BENHAM EQUITY FUNDS
                                                   FINANCIAL HIGHLIGHTS
                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                                           BENHAM EQUITY GROWTH FUND
                                                                                      ----------------------------------
                                                                                 1995       1994     1993      1992       1991+
                                                                                ------      -----    -----     -----      -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD...................................      $  11.53     12.12     11.68     11.57     10.00
   Income from Investment Operations
   Net Investment Income.................................................         .2564     .2993     .2309     .2573     .3355
   Net Realized and Unrealized Gains (Losses) on Investments.............        3.7016    (.3315)   1.0955     .2345    1.6542
                                                                               --------  --------  --------  --------  --------
       Total Income (Losses) From Investment Operations..................        3.9580    (.0322)   1.3264     .4918    1.9897
                                                                               --------  --------  --------  --------  --------
   Less Distributions
   Dividends from Net Investment Income..................................        (.2243)   (.2990)   (.2307)   (.2309)   (.2891)
   Distributions from Net Realized Capital Gains.........................       (1.0137)   (.2588)   (.6557)   (.1509)   (.1306)
                                                                               --------  --------  --------  --------  --------
       Total Distributions...............................................       (1.2380)   (.5578)   (.8864)   (.3818)   (.4197)
                                                                               --------  --------  --------  --------  --------
NET ASSET VALUE AT END OF PERIOD.........................................      $  14.25     11.53     12.12     11.68     11.57
                                                                                =======     =====     =====     =====     =====
TOTAL RETURN*............................................................         34.56%     (.23)%   11.42%     4.13%    17.48%
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)....................    $  159,450    97,437    96,284    73,592    38,951
Ratio of Expenses to Average Daily Net Assets++..........................           .71%      .75%      .75%      .75%      .35%**
Ratio of Net Investment Income to Average Daily Net Assets...............          1.96%     2.26%     2.04%     2.33%     3.29%**
Portfolio Turnover Rate..................................................        125.86%    94.09%    96.52%   114.32%    89.22%
Average Commission Paid Per Share Traded.................................         $.032       N/A       N/A       N/A       N/A

-------------------
+  Commencement of operations for Benham Equity Growth Fund was May 9, 1991.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                                   FINANCIAL HIGHLIGHTS
                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                                     BENHAM INCOME & GROWTH FUND
                                                                      ---------------------------------------------------------
                                                                       1995      1994       1993     1992      1991       1990+
                                                                      ------     -----      -----    -----     -----      -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD............................    $ 13.92     15.08     14.11     13.53     10.12     10.00
   Income From Investment Operations
   Net Investment Income..........................................      .4215     .4435     .4285     .4155     .4860     .0087
   Net Realized and Unrealized Gains (Losses) on
    Investments...................................................     4.6399    (.5302)   1.1502     .6220    3.5602     .1200
                                                                     --------  --------  --------  --------  --------  --------
      Total Income (Losses) From Investment Operations............     5.0614    (.0867)   1.5787    1.0375    4.0462     .1287
                                                                     --------  --------  --------  --------  --------  --------
   Less Distributions
   Dividends from Net Investment Income...........................     (.4200)   (.4350)   (.4246)   (.4137)   (.4726)   (.0087)
   Distributions from Net Realized Capital Gains..................     (.7514)   (.6383)   (.1841)   (.0438)   (.1636)        0
                                                                     --------  --------  --------  --------  --------  --------
      Total Distributions.........................................    (1.1714)  (1.0733)   (.6087)   (.4575)   (.6362)   (.0087)
                                                                     --------  --------  --------  --------  --------  --------
NET ASSET VALUE AT END OF PERIOD..................................   $  17.81     13.92     15.08     14.11     13.53     10.12
                                                                      =======     =====     =====     =====     =====     =====
TOTAL RETURN*.....................................................      36.88%     (.55)%   11.31%     7.86%    39.08%     1.29%
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars).............  $ 373,701   224,939   230,191   141,221    59,318       991
Ratio of Expenses to Average Daily Net Assets++...................        .67%      .73%      .75%      .75%      .50%        0%
Ratio of Net Investment Income to Average Daily Net Assets........       2.61%     2.96%     2.90%     3.16%     4.03%     2.09%**
Portfolio Turnover Rate...........................................      69.88%    67.96%    30.75%    63.17%   140.21%        0%
Average Commission Paid Per Share Traded..........................      $.030       N/A       N/A       N/A       N/A       N/A

-------------------
+  Commencement of operations for Benham Income & Growth Fund was December 17, 1990.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized.

See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                                   FINANCIAL HIGHLIGHTS
                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                                                BENHAM UTILITIES
                                                                                                   INCOME FUND
                                                                                           ---------------------------
                                                                                            1995      1994       1993+
                                                                                           ------     -----      -----
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD.............................................        $  8.79    10.24      10.00
   Income from Investment Operations
   Net Investment Income...........................................................          .4226    .4375      .3626
   Net Realized and Unrealized Gains (Losses) on Investments.......................         2.6446  (1.4515)     .2979
                                                                                          --------  --------  --------
      Total Income (Losses) From Investment Operations.............................         3.0672  (1.0140)     .6605
                                                                                          --------  --------  --------
   Less Distributions
   Dividends from Net Investment Income............................................         (.4172)  (.4360)    (.3577)
   Distributions from Net Realized Capital Gains...................................              0          0   (.0628)
                                                                                          --------  --------  --------
      Total Distributions..........................................................         (.4172)  (.4360)    (.4205)
                                                                                          --------  --------  --------
NET ASSET VALUE AT END OF PERIOD...................................................       $  11.44     8.79      10.24
                                                                                           =======      ====     =====
TOTAL RETURN*......................................................................          35.70%  (10.03)%     6.60%
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)..............................     $  218,794  152,570    194,314
Ratio of Expenses to Average Daily Net Assets++....................................            .75%     .75%      .50%**
Ratio of Net Investment Income to Average Daily Net Assets.........................           4.31%    4.67%     4.23%**
Portfolio Turnover Rate............................................................          68.17%   61.42%     38.76%
Average Commission Paid Per Share Traded...........................................          $.030      N/A        N/A

-------------------
+  Commencement of operations for Benham Utilities Income Fund was March 1, 1993.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 1995
                                                                                 BENHAM             BENHAM             BENHAM
                                                                              EQUITY GROWTH     INCOME & GROWTH   UTILITIES INCOME
                                                                                  FUND               FUND               FUND
                                                                              -------------     ---------------   ----------------
ASSETS
   Investment securities (identified cost of $131,125,926, $306,064,947,
         and $181,762,336, respectively) (Note 4).........................     $152,758,267        363,870,234        211,657,482
   Cash...................................................................        4,702,835          5,383,399          5,873,166
   Investment in affiliated money market fund (Note 2)....................        7,095,297          5,201,090                  0
   Interest and dividends receivable......................................          379,428            982,984            993,896
   Receivable for fund shares sold........................................        1,076,612            794,687            585,445
   Margin deposits for futures contracts held (Note 1)....................          154,350            177,250                  0
   Net unrealized appreciation on futures contracts held (Note 1).........            1,931                974                  0
   Prepaid expenses and other assets......................................            7,715              1,631             15,035
   Receivable for securities sold.........................................          809,155                  0                  0
                                                                                -----------        -----------         ----------
      Total assets........................................................      166,985,590        376,412,249        219,125,024
                                                                                -----------        -----------         ----------
LIABILITIES
   Payable for securities purchased.......................................        2,010,825            213,100                  0
   Payable for fund shares redeemed.......................................            5,684             30,636             32,168
   Dividends payable......................................................                0             85,525            146,860
   Payable to affiliates (Note 2).........................................           79,812            183,787            121,566
   Bank overdraft.........................................................        5,209,731          1,871,816                  0
   Accrued expenses and other liabilities.................................          229,244            326,242             29,969
                                                                               ------------        -----------         ----------
      Total liabilities...................................................        7,535,296          2,711,106            330,563
                                                                               ------------        -----------         ----------
NET ASSETS................................................................     $159,450,294        373,701,143        218,794,461
                                                                               ============        ===========         ==========
Net assets consist of:
   Capital (par value and paid in surplus)................................      133,059,730        305,574,352        200,289,046
   Net undistributed realized gain (loss) on investments..................        4,692,288          9,998,268        (11,614,849)
   Undistributed net investment income....................................           64,004            322,262            224,936
   Net unrealized appreciation on investments and translation of assets
         and liabilities in foreign currencies (Note 4)...................       21,634,272         57,806,261         29,895,328
                                                                               ------------        -----------         ----------
Net assets................................................................     $159,450,294        373,701,143        218,794,461
                                                                               ============        ===========         ==========
Shares of beneficial interest outstanding.................................       11,193,129         20,984,716         19,130,376
                                                                               ============        ===========         ==========
Net asset value, offering price and redemption price per share............           $14.25              17.81              11.44
                                                                                    =======              =====               ====

-------------------
See the accompanying notes to financial statements.


                                                    BENHAM EQUITY FUNDS
                                                 STATEMENTS OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                 BENHAM             BENHAM             BENHAM
                                                                              EQUITY GROWTH     INCOME & GROWTH   UTILITIES INCOME
                                                                                  FUND               FUND               FUND
                                                                              -------------     ---------------   ----------------
INVESTMENT INCOME
   Dividend.............................................................      $3,335,687          8,812,231          8,676,083
   Interest.............................................................         202,550            293,602            334,927
                                                                             -----------         ----------         ----------
                                                                               3,538,237          9,105,833          9,011,010
   Less foreign taxes withheld..........................................         (24,933)           (22,950)           (35,011)
                                                                             -----------         ----------         ----------
         Total income...................................................       3,513,304          9,082,883          8,975,999
                                                                             -----------         ----------         ----------
EXPENSES (NOTE 2)
   Investment advisory fees.............................................         409,901            857,968            549,221
   Administrative fees..................................................         126,295            264,645            170,950
   Transfer agency fees.................................................         240,686            472,699            414,319
   Printing and postage.................................................          47,209             87,182             76,376
   Custodian fees.......................................................          20,081             35,359             29,171
   Auditing and legal fees..............................................          17,266             28,496             22,063
   Registration and filing fees.........................................          42,095             61,017             39,086
   Directors' fees and expenses.........................................           7,956              9,381              8,549
   Other operating expenses.............................................          23,145             42,185             37,725
                                                                             -----------         ----------         ----------
      Total expenses....................................................         934,634          1,858,932          1,347,460
Amount recouped (waived) (Note 2).......................................           2,726                  0             (8,882)
Custodian earnings credits (Note 5).....................................         (14,356)           (29,015)           (19,451)
                                                                             -----------         ----------         ----------
   Net expenses.........................................................         923,004          1,829,917          1,319,127
                                                                             -----------         ----------         ----------
   Net investment income................................................       2,590,300          7,252,966          7,656,872
                                                                             -----------         ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 4)
Net realized gain (loss)................................................      14,524,662         24,745,688         (1,057,980)
Net unrealized appreciation for the year................................      20,284,838         53,273,200         48,067,735
                                                                             -----------         ----------         ----------
   Net realized and unrealized gain on investments and foreign currency.      34,809,500         78,018,888         47,009,755
                                                                             -----------         ----------         ----------
Net increase in assets resulting from operations........................     $37,399,800         85,271,854         54,666,627
                                                                             ===========         ==========         ==========

-------------------
See the accompanying notes to financial statements.

                                                    BENHAM EQUITY FUNDS
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                      FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                              Benham                      Benham                      Benham
                                                        Equity Growth Fund         Income & Growth Fund      Utilities Income Fund
                                                        ------------------          ------------------         ------------------
                                                         1995          1994         1995          1994         1995         1994
                                                       --------     --------      --------      --------     --------     --------
FROM INVESTMENT ACTIVITIES:
  Net investment income.......................... $    2,590,300   2,189,926     7,252,966     6,902,403    7,656,872     7,729,036
  Net realized gain (loss) on investments........     14,524,662   2,987,716    24,745,688     8,818,085   (1,057,980)  (10,349,019)
  Net change in unrealized appreciation (depreciation)
    on investments and translation of assets and
    liabilities in foreign currencies............     20,284,838  (5,537,661)   53,273,200   (17,364,091)  48,067,735   (16,313,407)
                                                     -----------  ----------   -----------    ----------   ----------    ----------
    Change in net assets derived from investment
    activities...................................     37,399,800    (360,019)   85,271,854    (1,643,603)  54,666,627   (18,933,390)
                                                     -----------  ----------   -----------    ----------   ----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income..........................     (2,229,577) (2,075,261)   (7,155,104)   (6,759,560)  (7,543,125)   (7,710,943)
  Net realized gain on investments...............    (10,288,052) (2,489,288)  (14,921,356)  (10,063,900)           0             0
                                                     -----------  ----------   -----------    ----------   ----------    ----------
    Total distributions to shareholders..........    (12,517,629) (4,564,549)  (22,076,460)  (16,823,460)  (7,543,125)   (7,710,943)
                                                     -----------  ----------   -----------    ----------   ----------    ----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sales of shares..................     99,236,956  49,385,381   136,860,249    88,320,733  129,707,694   117,011,703
  Net asset value of dividends reinvested........     12,120,317   4,432,861    20,831,551    15,784,525    6,339,489     6,169,242
  Cost of shares redeemed........................    (74,226,375)(47,740,524)  (72,124,849)  (90,890,340)(116,945,889) (138,280,523)
                                                     -----------  ----------   -----------    ----------   ----------    ----------
    Change in net assets derived from capital share
       transactions..............................     37,130,898   6,077,718    85,566,951    13,214,918   19,101,294   (15,099,578)
                                                     -----------  ----------   -----------    ----------   ----------    ----------
       Net increase (decrease) in net assets.....     62,013,069   1,153,150   148,762,345    (5,252,145)  66,224,796   (41,743,911)

NET ASSETS:
  Beginning of year..............................     97,437,225  96,284,075   224,938,798   230,190,943  152,569,665   194,313,576
                                                     -----------  ----------   -----------    ----------   ----------    ----------
  End of year....................................   $159,450,294  97,437,225   373,701,143   224,938,798  218,794,461   152,569,665
                                                     ===========  ==========   ===========    ==========   ==========    ==========

-------------------
See the accompanying notes to financial statements.

BENHAM EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Equity Funds (BEF) is registered under the Investment Company Act of 1940 as a open-end management investment company. Benham Equity Growth Fund (BEGF), Benham Income & Growth Fund (BIGF), and Benham Utilities Income Fund (BUIF) (collectively the Funds) are three of the five funds composing BEF. BEGF seeks capital appreciation by investing in common stocks. BIGF seeks dividend growth, current income, and capital appreciation by investing in common stocks. BUIF seeks current income and long-term growth of capital and income. BUIF invests primarily in equity securities of companies engaged in the utilities industry. BEF is authorized to issue a total of 20 billion shares of capital stock. Each Fund is authorized to issue two billion shares. Significant accounting policies followed by BEF are summarized below.

VALUATION OF INVESTMENT SECURITIES--Investment securities, both foreign and domestic, are valued at market as provided by an independent pricing service. The pricing service values equity securities at the closing price on their primary exchange. Securities traded over-the-counter are valued at the mean between the latest bid and asked prices. Prices of non-U.S. dollar denominated securities are converted to U.S. dollars on a daily basis. When valuations are not readily available, securities are valued at market value as determined in good faith by or under the direction of the board of directors. Security transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses from security transactions are determined on the basis of identified cost.

INCOME TAXES--Each Fund of BEF intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By complying with these provisions, each Fund will not be subject to federal or state income or franchise taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for income taxes has been made.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. On the Statement of Assets and Liabilities for BEGF, as a result of permanent book-to-tax differences, a reclassification adjustment has been made for equalization to decrease undistributed net investment income and increase capital.

As of December 31, 1995, BUIF had a tax capital loss carryover of $11,392,226. Loss carryovers not offset by realized gains will expire eight years after the fiscal year in which they are realized. BUIF's capital loss carryovers of $7,035,543 and $4,356,683 will expire by December 31, 2002 and 2003, respectively. No capital gain distributions will be made by a Fund until all of its loss carryover has been offset or expired.

SHARE VALUATION--Each Fund's net asset value per share is computed by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. Net asset values fluctuate daily in response to changes in the market value of investments.

INVESTMENT INCOME AND SHAREHOLDER DISTRIBUTIONS--Dividend income from investment securities is recorded on the ex-dividend date. Interest income and expenses are accrued daily. BEGF distributes dividends quarterly; BIGF and BUIF accrue dividends daily and distribute them on the last business day of each month. Each Fund distributes net short-term and long-term capital gains, if any, once per year. Distributions may be paid in cash or reinvested as additional shares.

FUTURES CONTRACTS--The Funds may buy and sell stock index futures contracts in order to manage each Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

As of December 31, 1995, the following Funds had futures contracts outstanding:

        Number of                                              Net Unrealized
Fund    Contracts        Type      Expiration Date     Value    Appreciation
-----  ----------    ------------  ---------------  ---------- ---------------
BEGF       15        S&P 500 Index   March 1996    $4,639,125     $1,931
BIGF       17        S&P 500 Index   March 1996     5,257,675        974

Cash of $4,490,950 (BEGF) and $5,092,961 (BIGF) has been segregated at the custodian bank for these contracts.

ORGANIZATION COSTS--Costs incurred by each of the Funds in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over five-year periods ending May 1996 (BEGF) and February 1998 (BUIF).

(2)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays BMC a monthly investment advisory fee based on its prorata share of the dollar amount derived from applying BEF's average daily net assets to the following annualized investment advisory fee schedule.

         0.50% of the first $100 million
         0.45% of the next $100 million
         0.40% of the next $100 million
         0.35% of the next $100 million
         0.30% of the next $100 million
         0.25% of the next $1 billion
         0.24% of the next $1 billion
         0.23% of the next $1 billion
         0.22% of the next $1 billion
         0.21% of the next $1 billion
         0.20% of the next $1 billion
         0.19% of average daily net assets over $6.5 billion

BMC provides BEF with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and directors who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BEF has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

BEF has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .75% of the Fund's average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is effective through May 31, 1996, and is subject to annual renewal in June 1996.

The payables to affiliates as of December 31, 1995, based on the above agreements were as follows:

                                      BENHAM         BENHAM         BENHAM
                                      EQUITY        INCOME &       UTILITIES
                                    GROWTH FUND    GROWTH FUND    INCOME FUND
                                    ----------     ----------     ----------
Investment Advisor                 $  39,483         93,599         60,729
Administrative Services               12,313         29,189         16,979
Transfer Agent                        28,016         60,999         43,858
                                      ------         ------         ------
                                   $  79,812        183,787        121,566
                                      ======         ======         ======

As of December 31, 1995, each Fund had invested in shares of Capital Preservation Fund, Inc. (CPF), a money market fund advised by BMC. The terms of such transactions were identical to those with nonrelated entities except that, to avoid duplicative investment advisory fees and administrative fees, the Funds did not pay BMC investment advisory fees or BFS administrative fees with respect to assets invested in shares of CPF.

BEF has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Funds' shares. BDI is a wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Transactions for each of the Funds for the years ended December 31, 1995, and 1994, were as follows:

                                    BENHAM EQUITY         BENHAM INCOME &
                                     GROWTH FUND            GROWTH FUND
                                  -----------------      -----------------
                                  1995        1994       1995        1994
                                --------    --------   --------    --------

Shares sold.................   7,293,964   4,157,828   8,043,488  5,982,201
Reinvestment of dividends...     865,208     382,374   1,210,017  1,112,099
                               ---------   ---------  ---------   ---------
                               8,159,172   4,540,202   9,253,505  7,094,300
Less shares redeemed........  (5,415,539) (4,034,608) (4,427,311)(6,204,599)
                               ---------   ---------  ---------   ---------
Net increase in shares......   2,743,633     505,594   4,826,194    889,701
                               =========   =========  =========   =========

                                                         BENHAM UTILITIES
                                                            INCOME FUND
                                                        ------------------
                                                         1995        1994
                                                       --------    --------

Shares sold....................................      13,052,071  12,484,726
Reinvestment of dividends......................         634,034     664,545
                                                     ----------  ----------
                                                     13,686,105  13,149,271
Less shares redeemed...........................     (11,911,081)(14,769,805)
                                                     ----------  ----------
Net increase (decrease) in shares..............       1,775,024  (1,620,534)
                                                     ==========  ==========

(4)   INVESTMENT SECURITIES--PURCHASES AND SALES

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 1995, were as follows:

                                      BENHAM         BENHAM         BENHAM
                                      EQUITY        INCOME &       UTILITIES
                                    GROWTH FUND    GROWTH FUND    INCOME FUND
                                    ----------     ----------     ----------

Purchases......................    $181,454,582   252,965,943    117,775,156
                                    ===========    ==========     ==========
Sales Proceeds.................    $159,529,357   190,423,663    113,270,587
                                    ===========    ==========     ==========

As of December 31, 1995, unrealized appreciation (depreciation) on investment securities was as follows:

                                      BENHAM         BENHAM         BENHAM
                                      EQUITY        INCOME &       UTILITIES
                                    GROWTH FUND    GROWTH FUND    INCOME FUND
                                    ----------     ----------     ----------

Appreciated securities.........   $ 23,460,569    62,462,517     33,624,503
Depreciated securities.........     (1,826,297)   (4,656,256)    (3,729,357)
                                   -----------    ----------     ----------
Net unrealized appreciation....   $ 21,634,272    57,806,261     29,895,146
                                   ===========    ==========     ==========

As of December 31, 1995, the costs of investment securities for federal income tax purposes were $131,169,312 (BEGF), $306,120,405 (BIGF), and $182,192,888
(BUIF). Gross unrealized appreciation and depreciation of investments, based on these costs, were:

                                      BENHAM         BENHAM         BENHAM
                                      EQUITY        INCOME &       UTILITIES
                                    GROWTH FUND    GROWTH FUND    INCOME FUND
                                    ----------     ----------     ----------

Appreciated securities.........   $ 23,438,770    62,459,536     33,256,716
Depreciated securities.........     (1,847,884)   (4,708,733)    (3,792,122)
                                   -----------    ----------     ----------
Net unrealized appreciation....   $ 21,590,886    57,750,803     29,464,594
                                   ===========    ==========     ==========

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending December 31, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                               BENHAM EQUITY FUNDS
                            Benham Equity Growth Fund
                        Schedule of Investment Securities
                                December 31, 1995


 SHARES                                                VALUE
 -------                                            -----------

COMMON STOCKS

AEROSPACE & DEFENSE -- 3.3%
37,000    Litton Industries, Inc.1               $   1,646,500
 9,000    Lockheed Martin Corp.                        711,000
 8,100    McDonnell-Douglas Corp.                      745,200
23,200    Rockwell International Corp.               1,226,700
38,600    Teledyne Inc.                                989,125
                                                    ----------
                                                     5,318,525
                                                    ----------
AIRLINES -- 1.5%
15,000    A M R Corp.1                               1,113,750
18,300    Delta Air Lines, Inc.                      1,351,913
                                                    ----------
                                                     2,465,663
                                                    ----------
AUTOMOBILES & AUTO PARTS --1.2%
13,600    Dana Corp.                                   397,800
74,300    Navistar International Corp.1                780,150
18,300    PACCAR Inc.                                  770,887
                                                    ----------
                                                     1,948,837
                                                    ----------
BANKING -- 5.4%
 8,100    Banc One Corp.                               305,775
50,900    BankAmerica Corp.                          3,295,775
18,800    Chemical Banking Corp.                     1,104,500
76,300    City National Corp.                        1,068,200
 3,620    First Chicago Corp.                          142,990
33,200    NationsBank Corp.                          2,311,550
 1,500    Wells Fargo & Co.                            324,000
                                                    ----------
                                                     8,552,790
                                                    ----------
BIOTECHNOLOGY -- 0.7%
10,800    Amgen Inc.1                                  640,575
 9,400    Medtronic, Inc.                              525,225
                                                    ----------
                                                     1,165,800
                                                    ----------
BROADCASTING -- 0.5%
 6,500    Capital Cities/ABC, Inc.                     801,938
 1,400    Carlton Communications Plc                    42,350
                                                    ----------
                                                       844,288
                                                    ----------
BUILDING & HOME IMPROVEMENTS -- 1.9%
26,600    Champion Enterprises, Inc.1                  821,275
 8,200    Fluor Corp.                                  541,200
24,600    Pulte Corp.                                  827,175
25,900    Toll Brothers, Inc.1                         595,700
 8,800    Webb (Del) Corp.                             177,100
                                                    ----------
                                                     2,962,450
                                                    ----------
BUSINESS SERVICES & SUPPLIES --1.4%
28,600    CDI Corp.1                                   514,800
17,000    Equifax Inc.                                 363,375
35,800    ManPower, Inc.                             1,006,875
 6,800    PolyGram N.V. ADR                            357,000
                                                    ----------
                                                     2,242,050
                                                    ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

CHEMICALS -- 4.5%
 17,700    Dow Chemical Co.                       $   1,245,637
 10,400    du Pont (E.I.) de Nemours & Co.              726,700
 18,200    Eastman Chemical Co.                       1,139,775
122,000    Hanson PLC ADR.                            1,860,500
 32,700    Imperial Chemical Industries PLC           1,528,725
  2,200    Monsanto Co.                                 269,500
 15,000    Terra Industries Inc.                        211,875
  9,100    Wellman, Inc.                                207,025
                                                     ----------
                                                      7,189,737
                                                     ----------
COMMUNICATIONS SERVICES -- 5.8%
 52,600    Ameritech Corp.                            3,103,400
 11,100    Bell Atlantic Corp.                          742,313
 20,000    Compania De Telefonia Espana SA ADR          837,500
 10,000    Pacific Telesis Group                        336,250
 34,200    SBC Communications Inc.                    1,966,500
 36,100    Sprint Corp.                               1,439,487
 30,000    Tele Danmark A/S ADR                         828,750
                                                     ----------
                                                      9,254,200
                                                     ----------
COMPUTER SOFTWARE & SERVICES -- 0.3%
  6,000    Microsoft Corp.1                             526,875
                                                     ----------
COMPUTER SYSTEMS -- 4.4%
 26,100    Amdahl Corp. 1                               221,850
 15,200    Compaq Computer Corp. 1                      729,600
  5,600    Dell Computer Corp.1                         194,950
  5,600    Digital Equipment Corp. 1                    359,100
 30,000    Hewlett-Packard Co.                        2,512,500
 22,700    International Business Machines  Corp.     2,082,725
  5,000    Komag, Inc. 1                                229,375
 15,600    Sun Microsystems, Inc.1                      712,725
                                                     ----------
                                                      7,042,825
                                                     ----------
ELECTRICAL & ELECTRONIC COMPONENTS -- 7.2%
 20,000    Arrow Electronics, Inc. 1                    862,500
 41,800    Avnet, Inc.                                1,870,550
 30,000    Cypress Semiconductor Corp. 1                382,500
 74,300    Dynatech Corp.1                            1,272,387
 13,300    Fluke Corporation                            502,075
 55,300    General Electric Co.                       3,981,600
  3,000    Harris Corp.                                 163,875
  9,000    Honeywell Inc.                               437,625
 19,600    SCI Systems, Inc. 1                          605,150
 25,900    Texas Instruments Inc.                     1,340,325
                                                     ----------
                                                     11,418,587
                                                     ----------
ENERGY (PRODUCTION & MARKETING) -- 9.2%
 40,600    Amoco Corp.                                2,918,125
 15,700    Atlantic Richfield Co.                     1,738,775
 45,800    Exxon Corp.                                3,669,725
 39,000    Mobil Corp.                                4,368,000
 14,400    Royal Dutch Petroleum Co.                  2,032,200
                                                     ----------
                                                     14,726,825
                                                     ----------
FINANCIAL SERVICES -- 3.0%
 25,000    American Express Co.                       1,034,375
 31,200    Dean Witter, Discover & Co.                1,466,400
 10,000    Green Tree Financial Corp.                   263,750
 11,300    Household International, Inc.                668,112
  6,500    Merrill Lynch & Co., Inc.                    331,500
 12,300    Morgan Stanley Group Inc.                    991,688
                                                     ----------
                                                      4,755,825
                                                     ----------
FOOD & BEVERAGE -- 2.8%
 80,000    Archer-Daniels Midland Co.                 1,440,000
 18,150    Heinz (H J) Co.                              601,219
  9,100    IBP Inc.                                     459,550
 34,700    PepsiCo, Inc.                              1,938,862
                                                     ----------
                                                      4,439,631
                                                     ----------

--------------------------------------------------------------------------------
 SHARES                                                VALUE
 -------                                            -----------
FURNITURE & FURNISHINGS -- 0.0%
 2,700    Shelby Williams Industries, Inc.       $      31,725
                                                    ----------
HEALTHCARE -- 0.6%
10,000    Foundation Health Corp. 1                    430,000
 6,300    RoTech Medical Corp.1                        171,675
10,000    Sierra Health Services, Inc.1                317,500
                                                    ----------
                                                       919,175
                                                    ----------
INDUSTRIAL EQUIPMENT & MACHINERY -- 0.8%
34,000    Dover Corp.                                1,253,750
                                                    ----------
INSURANCE -- 7.3%
31,100    AFLAC Inc.                                 1,348,963
22,900    Allstate Corporation                         941,762
11,800    American International Group, Inc.         1,091,500
10,000    CNA Financial Corp. 1                      1,135,000
15,800    Chubb Corp. (The)                          1,528,650
11,200    HealthCare COMPARE Corp.1                    489,300
16,200    Old Republic Int'l Corp                      575,100
20,000    SAFECO Corp.                                 691,250
11,600    Transatlantic Holdings, Inc.                 851,150
47,300    Travelers Group, Inc.                      2,973,988
                                                    ----------
                                                    11,626,663
                                                    ----------
LEISURE -- 1.7%
77,100    Callaway Golf Co.                          1,744,387
23,000    Marriott International                       879,750
                                                    ----------
                                                     2,624,137
                                                    ----------
MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
13,000    Boston Scientific Corp.1                     637,000
                                                    ----------
NONFERROUS METAL -- 0.8%
23,100    Aluminum Co. of America                    1,221,413
                                                    ----------
OFFICE EQUIPMENT -- 0.2%
16,200    Bowne & Co., Inc.                            324,000
                                                    ----------
PAPER & FOREST PRODUCTS -- 2.3%
25,000    Boise Cascade Corp.                          865,625
 3,400    Champion International Corp.                 142,800
15,700    Mead Corp.                                   820,325
 5,500    Rayonier Inc.                                183,562
 2,400    Temple-Inland Inc.                           105,900
30,000    Weyerhaeuser Co.                           1,297,500
 5,700    Willamette Industries, Inc.                  320,625
                                                    ----------
                                                     3,736,337
                                                    ----------
PHARMACEUTICALS -- 6.9%
15,500    Bristol-Myers Squibb Co.                   1,331,063
10,800    Cardinal Health, Inc.                        591,300
40,900    Johnson & Johnson                          3,502,062
52,700    McKesson Corp.                             2,667,938
 5,800    Merck & Co., Inc.                            381,350
39,000    Pfizer Inc.                                2,457,000
                                                    ----------
                                                    10,930,713
                                                    ----------
PRINTING & PUBLISHING -- 1.0%
 8,000    American Business Products, Inc.             228,000
28,700    Jostens, Inc.                                695,975
 2,500    Washington Post Company                      705,000
                                                    ----------
                                                     1,628,975
                                                    ----------
RAILROADS -- 1.5%
23,300    Burlington Northern Inc.                   1,817,400
 9,300    Conrail Inc.                                 651,000
                                                    ----------
                                                     2,468,400
                                                    ----------
RETAIL (APPAREL) -- 0.6%
 2,100    Claire's Stores, Inc.                         37,013
12,600    Oshkosh B'Gosh, Inc.                         215,775
34,600    Ross Stores, Inc.                            668,212
                                                    ----------
                                                       921,000
                                                    ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

RETAIL (FOOD & DRUG) -- 0.7%
16,300    Longs Drug Stores Corp.                $     780,362
10,200    Walgreen Co.                                 304,725
                                                    ----------
                                                     1,085,087
                                                    ----------
RETAIL (GENERAL MERCHANDISE) -- 2.0%
 3,300    Mac Frugals Bargains Close-Outs, Inc.1        46,200
70,100    Sears, Roebuck & Co.                       2,733,900
25,000    Waban Inc.1                                  468,750
                                                    ----------
                                                     3,248,850
                                                    ----------
RETAIL (SPECIALTY) -- 1.0%
20,000    CompUSA Inc.1                                622,500
13,500    Good Guys, Inc. (The)1                       119,813
71,300    Pier 1 Imports, Inc.                         811,037
                                                    ----------
                                                     1,553,350
                                                    ----------
RUBBER & PLASTICS -- 0.1%
 2,800    Premark International, Inc.                  141,750
                                                    ----------
SERVICES (MISCELLANEOUS) -- 0.5%
 5,000    CKS Group, Inc.1                             194,375
 8,100    CPI Corp.                                    129,600
20,000    Culligan Water Technologies, Inc.1           485,000
                                                    ----------
                                                       808,975
                                                    ----------
SHIPPING -- 0.2%
11,100    Stolt-Nielsen S.A.                           319,125
                                                    ----------
STEEL -- 0.3%
26,100    Quanex Corp.                                 505,688
                                                    ----------
TOBACCO -- 2.7%
46,800    Philip Morris Companies, Inc.              4,235,400
                                                    ----------
UTILITIES (ELECTRIC) -- 11.1%
43,200    Atlanta Gas Light Co.                        853,200
19,200    Boston Edison Co.                            566,400
29,500    Central & South West Corp.                   822,313
 5,200    CILCORP Inc.                                 220,350
40,700    Coastal Corp. (The)                        1,516,075
73,200    Consolidated Edison Co. of New York, Inc.  2,342,400
27,600    DQE, Inc.                                    848,700
22,900    Empresa Nacional de Electricidad S.A.      1,311,025
27,100    FPL Group, Inc.                            1,256,762
 4,500    NIPSCO Industries, Inc.                      172,125
17,400    Northern States Power Co. (Minn.)            854,775
16,900    Oneok, Inc.                                  386,588
42,000    Pacific Enterprises                        1,186,500
21,000    PacifiCorp                                   446,250
59,400    Panhandle Eastern Corp.                    1,655,775
14,100    Portland General Corp.                       410,662
 6,000    Public Service Co. of Colo.                  212,250
11,400    SCEcorp                                      202,350
62,000    Unicom Corp.                               2,030,500
18,400    Washington Gas Light Co.                     377,200
                                                    ----------
                                                    17,672,200
                                                    ----------

TOTAL COMMON STOCKS-- 95.8%                        152,748,621
         (Cost $131,116,029)                        ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

CONVERTIBLE PREFERRED STOCKS

ELECTRICAL & ELECTRONIC COMPONENTS -- 0.0%
   671    Teledyne Inc. Preferred                        9,646
   (Cost $9,897)                                    ----------


TOTAL INVESTMENT SECURITIES-- 95.8%                152,758,267
   (Cost $131,125,926)                              ----------


OTHER ASSETS LESS LIABILITIES-- 4.2%                 6,692,027
                                                    ----------

NET ASSETS -- 100% -- equivalent to $14.25 per share
   on 11,193,129 shares outstanding               $159,450,294
                                                    ==========



-------------------
1 Non-income producing.

See the accompanying notes to financial statements.

                               BENHAM EQUITY FUNDS
                           Benham Income & Growth Fund
                        Schedule of Investment Securities
                                December 31, 1995

 SHARES                                                VALUE
 -------                                            -----------

COMMON STOCKS

AEROSPACE & DEFENSE -- 3.1%
 11,600    Boeing Co.                               $   909,150
  6,800    General Dynamics Corp.                       402,050
 46,200    Litton Industries, Inc.1                   2,055,900
 23,200    Lockheed Martin Corp.                      1,832,800
  5,200    McDonnell-Douglas Corp.                      478,400
  6,400    Raytheon Co.                                 302,400
  8,900    Rockwell International Corp.                 470,587
 56,600    Teledyne, Inc.                             1,450,375
 10,200    Textron Inc.                                 688,500
 32,000    United Technologies Corp.                  3,036,000
                                                     ----------
                                                     11,626,162
                                                     ----------
AIRLINES -- 0.7%
 35,100    Delta Air Lines, Inc.                      2,593,013
                                                     ----------
AUTOMOBILES & AUTO PARTS -- 1.4%
 78,800    Dana Corp.                                 2,304,900
  9,500    Eaton Corp.                                  509,437
 19,000    Echlin Inc.                                  693,500
  3,800    Goodyear Tire & Rubber Co.                   172,425
100,300    Navistar International Corp.1              1,053,150
  5,000    TRW Inc.                                     387,500
                                                     ----------
                                                      5,120,912
                                                     ----------
BANKING -- 7.1%
 46,200    Banc One Corp.                             1,744,050
 31,100    Bank of New York Co., Inc.                 1,516,125
 67,600    BankAmerica Corp.                          4,377,100
  1,500    BayBanks, Inc.                               147,000
 80,600    Chase Manhattan Corp.                      4,886,375
 24,000    Chemical Banking Corp.                     1,410,000
 27,000    Citicorp                                   1,815,750
 98,600    City National Corp.                        1,380,400
 26,800    CoreStates Financial Corp.                 1,015,050
 13,756    First Chicago Corp.                          543,362
  4,700    First Interstate Bancorp                     641,550
 15,400    First Union Corp.                            856,625
  3,600    Morgan (J.P.) & Co. Inc.                     288,900
 45,700    NationsBank Corp.                          3,181,862
 42,600    P N C Bank Corp.                           1,373,850
 25,200    Signet Banking Corp.                         598,500
  4,400    Wells Fargo & Co.                            950,400
                                                     ----------
                                                     26,726,899
                                                     ----------
BIOTECHNOLOGY -- 0.7%
 13,800    Amgen Inc.1                                  818,513
 35,600    Medtronic, Inc.                            1,989,150
                                                     ----------
                                                      2,807,663
                                                     ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

BUILDING & HOME IMPROVEMENTS -- 0.3%
  9,700    Champion Enterprises, Inc.1            $     299,487
  2,000    Southdown, Inc.1                              39,000
 30,200    Toll Brothers, Inc.1                         694,600
                                                     ----------
                                                      1,033,087
                                                     ----------
BUSINESS SERVICES & SUPPLIES -- 0.6%
 30,800    CDI Corp.1                                   554,400
 17,000    Equifax Inc.                                 363,375
 34,700    Kelly Services, Inc.                         975,938
  5,200    PolyGram N.V.                                273,000
                                                     ----------
                                                      2,166,713
                                                     ----------
CHEMICALS & RESINS -- 6.8%
  4,000    Chemed Corp.                                 155,500
 98,800    Dow Chemical Co.                           6,953,050
 58,500    du Pont (E.I.) de Nemours & Co.            4,087,687
 25,200    Eastman Chemical Co.                       1,578,150
 27,400    Goodrich (B.F.) Company                    1,866,625
201,800    Hanson PLC ADR                             3,077,450
 42,100    Imperial Chemical Industries PLC           1,968,175
 25,000    Monsanto Co.                               3,062,500
 53,100    Morton International, Inc.                 1,904,963
 40,000    Terra Industries Inc.                        565,000
  4,100    Union Carbide Corp.                          153,750
                                                     ----------
                                                     25,372,850
                                                     ----------
COMMUNICATIONS SERVICES -- 6.0%
 91,900    Ameritech Corp.                        $   5,422,100
 91,900    Bell Atlantic Corp.                        6,145,813
 18,600    GTE Corp.                                    818,400
 26,100    NYNEX Corp.                                1,409,400
172,800    Pacific Telesis Group                      5,810,400
 20,000    SBC Communications Inc.                    1,150,000
 31,100    Sprint Corp.                               1,240,112
 20,000    Tele Danmark A/S ADR                         552,500
                                                     ----------
                                                     22,548,725
                                                     ----------
COMPUTER PERIPHERALS -- 0.2%
  7,700    Cisco Systems Inc.1                          575,094
  4,300    Seagate Technology, Inc.1                    204,250
                                                     ----------
                                                        779,344
                                                     ----------
COMPUTER SOFTWARE & SERVICES -- 1.6%
 28,700    Computer Associates
           International, Inc.                        1,632,313
 49,600    Microsoft Corp.1                           4,355,500
                                                     ----------
                                                      5,987,813
                                                     ----------
COMPUTER SYSTEMS -- 3.6%
  5,300    Compaq Computer Corp.1                       254,400
 15,400    Dell Computer Corp.1                         536,112
 25,700    Digital Equipment Corp.1                   1,648,013
  9,300    Gateway 2000, Inc.1                          227,269
 71,400    Hewlett-Packard Co.                        5,979,750
 49,300    International Business Machines Corp.      4,523,275
 10,000    Komag, Inc.1                                 458,750
                                                     ----------
                                                     13,627,569
                                                     ----------
CONSUMER PRODUCTS -- 0.7%
 32,300    Procter & Gamble Co.                       2,680,900

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

ELECTRICAL & ELECTRONIC COMPONENTS -- 8.6%
 25,800    Arrow Electronics, Inc.1               $   1,112,625
 57,500    Avnet, Inc.                                2,573,125
 36,500    Cypress Semiconductor Corp.1                 465,375
 44,100    Dynatech Corp.1                              755,212
 37,000    Emerson Electric Co.                       3,024,750
 39,200    Fluke Corporation                          1,479,800
133,300    General Electric Co. U.S.                  9,597,600
  2,200    General Instrument Corp.1                     51,425
 25,200    Harris Corp.                               1,376,550
 44,300    Honeywell Inc.                             2,154,088
  9,900    Integrated Device Technology, Inc.1          128,081
 40,300    Intel Corp.                                2,289,544
 33,000    Johnson Controls, Inc.                     2,268,750
 11,700    Micron Technology, Inc.                      463,612
  8,300    National Semiconductor Corp.1                184,675
 38,600    Parker-Hannifin Corp.                      1,322,050
  1,600    SCI Systems, Inc.1                            49,400
 52,900    Texas Instruments Inc.                     2,737,575
  6,000    Wyle Electronics                             210,750
                                                     ----------
                                                     32,244,987
                                                     ----------
ENERGY (PRODUCTION & MARKETING) -- 12.1%
 79,800    Amoco Corp.                                5,735,625
 15,400    Atlanta Gas Light Co.                        304,150
 62,600    Atlantic Richfield Co.                     6,932,950
 33,900    Eastern Enterprises                        1,194,975
114,100    Exxon Corp.                                9,142,262
 63,300    Mobil Corp.                                7,089,600
 33,700    Oneok, Inc.                                  770,888
 89,400    Pacific Enterprises                        2,525,550
110,400    Panhandle Eastern Corp.                    3,077,400
 57,600    Royal Dutch Petroleum Co.                  8,128,800
 22,600    Washington Gas Light Co.                     463,300
                                                     ----------
                                                     45,365,500
                                                     ----------
ENERGY (SERVICES) -- 0.1%
 17,600    Nabors Industries, Inc.1                     195,800
                                                     ----------
ENVIRONMENTAL SERVICES -- 0.5%
 68,000    Browning-Ferris Industries, Inc.           2,006,000
                                                     ----------
FABRICATED METAL PRODUCTS -- 0.1%
  6,300    Amcast Industrial Corp.                      114,975
  5,300    Valmont Industries, Inc.                     129,850
                                                     ----------
                                                        244,825
                                                     ----------
FINANCIAL SERVICES -- 2.3%
 63,500    American Express Credit Corp.              2,627,313
 34,000    Dean Witter, Discover & Co.                1,598,000
  3,600    Federal National Mortgage Association        446,850
    800    Green Tree Financial Corp.                    21,100
  7,300    Household International, Inc.                431,612
 20,800    MBNA Corp.                                   767,000
 20,800    Merrill Lynch & Co., Inc.                  1,060,800
 17,900    Morgan Stanley Group Inc.                  1,443,188
                                                     ----------
                                                      8,395,863
                                                     ----------
FOOD & BEVERAGE -- 2.3%
 52,500    Archer-Daniels Midland                       945,000
 28,100    Coca-Cola Company (The)                    2,086,425
  5,000    Coors (Adolph) Co.                           110,937
 17,800    IBP, Inc.                                    898,900
 58,600    PepsiCo, Inc.                              3,274,275
  5,100    Ralston Purina Co.                           318,113
 33,400    Sara Lee Corp.                             1,064,625
                                                     ----------
                                                      8,698,275
                                                     ----------
FURNITURE -- 0.4%
 12,800    Bassett Furniture Industries, Inc.           294,400
 46,800    Leggett & Platt, Inc.                      1,134,900
 10,800    Shelby Williams Industries, Inc.             126,900
                                                     ----------
                                                      1,556,200
                                                     ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

HEALTHCARE -- 0.8%
 14,100    Baxter International Inc.              $     590,437
 22,500    Foundation Health Corp.1                     967,500
 14,000    Sierra Health Services, Inc.1                444,500
 19,700    U.S. Healthcare, Inc.                        914,819
                                                     ----------
                                                      2,917,256
                                                     ----------
INDUSTRIAL EQUIPMENT & MACHINERY -- 0.5%
  4,700    Applied Materials, Inc.1                     184,769
 24,200    Dover Corp.                                  892,375
  6,500    Harsco Corp.                                 377,812
  6,500    Kaydon Corp.                                 197,438
  1,600    Novellus Systems, Inc.1                       86,600
                                                     ----------
                                                      1,738,994
                                                     ----------
INSURANCE -- 5.5%
 17,900    Aetna Life & Casualty Co.                  1,239,575
 61,600    Allstate Corporation                       2,533,300
  3,600    American Bankers Insurance Group, Inc.       141,075
 40,000    American General Corp.                     1,395,000
 34,400    American International Group, Inc.         3,182,000
  2,500    Aon Corp.                                    124,687
 10,000    Chubb Corp. (The)                            967,500
  3,300    General Re Corp.                             511,500
  6,700    Loews Corp.                                  525,113
 76,400    SAFECO Corp.                               2,640,575
 14,800    St. Paul Companies, Inc. (The)               823,250
 12,700    Transamerica Corp.                           925,512
 13,800    Transatlantic Holdings, Inc.               1,012,575
 65,200    Travelers Group, Inc.                      4,099,450
  9,200    Washington National Corp.                    254,150
                                                     ----------
                                                     20,375,262
                                                     ----------
LEISURE -- 1.6%
 32,800    Brunswick Corp.                              787,200
131,800    Callaway Golf Co.                          2,981,975
 18,400    Eastman Kodak Co.                          1,232,800
 18,000    Marriott International                       688,500
  5,300    Outboard Marine Corp.                        107,987
                                                     ----------
                                                      5,798,462
                                                     ----------
MEDICAL EQUIPMENT & SUPPLIES -- 0.1%
  4,000    Boston Scientific Corp.1                     196,000
  2,100    RoTech Medical Corp.1                         57,225
                                                     ----------
                                                        253,225
                                                     ----------
METALS & MINING -- 0.2%
  2,800    Cleveland Cliffs Inc.                        114,800
  9,400    Cyprus Amax Mineral Co.                      245,575
  7,000    Phelps Dodge Corp.                           435,750
                                                     ----------
                                                        796,125
                                                     ----------
NONFERROUS METALS -- 0.7%
 42,600    Aluminum Co. of America                    2,252,475
  6,500    Reynolds Metals Co.                          368,063
                                                     ----------
                                                      2,620,538
                                                     ----------
OFFICE EQUIPMENT -- 0.3%
  5,900    Pitney Bowes Inc.                            277,300
  7,000    Xerox Corp.                                  959,000
                                                     ----------
                                                      1,236,300
                                                     ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

PAPER & FOREST PRODUCTS -- 2.2%
  7,800    Boise Cascade Corp.                   $      270,075
  8,400    Consolidated Papers, Inc.                    471,450
 29,000    Federal Paper Board Co., Inc.              1,504,375
 10,700    Georgia-Pacific Corp.                        734,287
 63,300    Longview Fibre Co.                         1,028,625
 46,100    Rayonier Inc.                              1,538,588
 18,400    Stone Container Corp.                        264,500
  6,900    Temple-Inland Inc.                           304,462
 36,000    Weyerhaeuser Co.                           1,557,000
 12,500    Willamette Industries, Inc.                  703,125
                                                     ----------
                                                      8,376,487
                                                     ----------
PHARMACEUTICALS -- 7.3%
 44,600    Abbott Laboratories                        1,862,050
 17,600    American Home Products Corp.               1,707,200
  2,400    Bergen Brunswig                               59,700
 89,700    Bristol-Myers Squibb Co.                   7,702,988
  3,600    Lilly (Eli) & Co.                            202,500
 89,300    Johnson & Johnson                          7,646,312
 13,700    McKesson Corp.                               693,563
 66,000    Merck & Co., Inc.                          4,339,500
 50,000    Pfizer Inc.                                3,150,000
                                                     ----------
                                                     27,363,813
                                                     ----------
PRINTING & PUBLISHING -- 1.2%
 15,500    American Business Products, Inc.             441,750
 99,852    Jostens, Inc.                              2,421,411
 23,700    Tribune Co.                                1,448,662
                                                     ----------
                                                      4,311,823
                                                     ----------
RAILROADS -- 1.0%
 21,900    Burlington Northern Inc.                   1,708,200
 22,800    CSX Corporation                            1,040,250
 12,800    Conrail Inc.                                 896,000
                                                     ----------
                                                      3,644,450
                                                     ----------
RETAIL (APPAREL) -- 1.0%
 11,700    Claire's Stores, Inc.                        206,213
  6,000    Gap, Inc.                                    252,000
  2,400    NIKE, Inc.                                   167,100
 24,200    Oshkosh B'Gosh, Inc.                         414,425
 86,600    Ross Stores, Inc.                          1,672,462
 22,400    TJX Companies, Inc.                          422,800
 10,400    VF Corp.                                     548,600
                                                     ----------
                                                      3,683,600
                                                     ----------
RETAIL (FOOD & DRUG) -- 0.3%
  4,000    Safeway Inc.1                                206,000
 17,100    Vons Cos., Inc.1                             483,075
 20,000    Walgreen Co.                                 597,500
                                                     ----------
                                                      1,286,575
                                                     ----------
RETAIL (GENERAL MERCHANDISE) -- 2.3%
  2,300    Consolidated Stores, Inc.1                    50,025
  2,700    May Department Stores Co. (The)              114,075
 23,100    Penney (J.C.) Company, Inc.                1,100,138
176,000    Sears, Roebuck & Co.                       6,864,000
 19,100    Waban Inc.1                                  358,125
                                                     ----------
                                                      8,486,363
                                                     ----------
RETAIL (SPECIALTY) -- 0.5%
 30,000    CompUSA Inc.1                                933,750
  6,800    Good Guys, Inc. (The)1                        60,350
 71,500    Pier 1 Imports, Inc.                         813,313
                                                     ----------
                                                      1,807,413
                                                     ----------
SERVICES (MISCELLANEOUS) -- 0.1%
 14,800    CPI Corp.                                    236,800
                                                     ----------
STEEL -- 0.3%
 27,500    Carpenter Technology Corp.                 1,130,937
                                                     ----------

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

TOBACCO -- 2.8%
 46,400    American Brands, Inc.                  $   2,070,600
 93,300    Philip Morris Companies, Inc.              8,443,650
                                                     ----------
                                                     10,514,250
                                                     ----------
UTILITIES (ELECTRIC) -- 9.5%
 20,900    Baltimore Gas & Electric Co.                 595,650
 43,900    Boston Edison Co.                          1,295,050
 92,500    Central & South West Corp.                 2,578,438
 14,300    CILCORP Inc.                                 605,962
  5,400    Commonwealth Energy System                   241,650
244,300    Consolidated Edison Co. of New York, Inc.  7,817,600
 36,900    DQE, Inc.                                  1,134,675
 82,200    Detroit Edison Company                     2,835,900
  5,000    Duke Power Co.                               236,875
 17,500    Enova Corporation                            415,625
 70,000    Entergy Corp.                              2,047,500
 11,600    FPL Group, Inc.                              537,950
 20,000    General Public Utilities Corp.               680,000
 22,000    Hawaiian Electric Industries, Inc.           852,500
 75,000    Niagara Mohawk Power Corp.                   721,875
 15,000    NIPSCO Industries, Inc.                      573,750
 47,900    Ohio Edison Co.                            1,125,650
137,000    Pacific Gas & Electric Co.                 3,887,375
 33,700    Public Service Co. of Colo.                1,192,137
 88,900    Rochester Gas & Electric Corp.             2,011,363
 61,800    SCEcorp                                    1,096,950
 30,000    Sierra Pacific Resources                     701,250
 13,400    Southwestern Public Service Co.              438,850
 39,100    Texas Utilities Electric Co.               1,607,987
  7,800    Unicom Corp.                                 255,450
                                                     ----------
                                                     35,488,012
                                                     ----------
UTILITIES (WATER) -- 0.0%
    900    Consumers Water Co.                           16,313
                                                     ----------

TOTAL COMMON STOCKS-- 97.4%                         363,862,098
   (Cost $306,056,599)                               ----------


CONVERTIBLE PREFERRED STOCKS

ELECTRICAL & ELECTRONIC COMPONENTS -- 0.0%
   566    Teledyne, Inc. Preferred                        8,136
   (Cost $8,348)                                     ----------


TOTAL INVESTMENT SECURITIES-- 97.4%                 363,870,234
   (Cost $306,064,947)                               ----------


OTHER ASSETS LESS LIABILITIES-- 2.6%                  9,830,909
                                                     ----------

NET ASSETS -- 100% -- equivalent to $17.81 per share
   on 20,984,716 shares outstanding                $373,701,143
                                                     ==========

                               BENHAM EQUITY FUNDS
                          Benham Utilities Income Fund
                        Schedule of Investment Securities
                                December 31, 1995


 SHARES                                                VALUE
                                                      (Note 1)
 -------                                            -----------

COMMON STOCKS

COMMUNICATIONS EQUIPMENT -- 1.1%
 20,759    Alcatel Alsthom Compagnie
           Generale d'Electicite                  $     363,283
109,900    US West Mediavision Group.1                2,088,100
                                                     ----------
                                                      2,451,383
                                                     ----------
COMMUNICATIONS SERVICES -- 45.1%
 68,200    AirTouch Communications, Inc.1             1,926,650
130,200    ALLTEL Corp.                               3,840,900
164,800    Ameritech Corp.                            9,723,200
 54,600    BCE Inc.                                   1,883,700
118,900    Bell Atlantic Corp.                        7,951,438
239,900    BellSouth Corp.                           10,435,650
 25,000    British Telecommunications plc             1,412,500
 78,900    Century Telephone Enterprises, Inc.        2,505,075
 40,800    Cincinnati Bell Inc.                       1,417,800
 60,800    Frontier Corp.                             1,824,000
226,900    GTE Corp.                                  9,983,600
151,100    NYNEX Corp.                                8,159,400
201,400    Pacific Telesis Group                      6,772,075
158,000    SBC Communications Inc.                    9,085,000
221,900    Sprint Corp.                               8,848,263
 56,500    Tele Danmark A/S                           1,560,812
  1,100    Telecom Corp. of New Zealand Ltd.             76,313
 14,900    Telefonica de Espana                         623,937
 94,000    Telefonos de Mexico, S. A.                 2,996,250
 35,000    U.S. Long Distance Corp.1                    483,438
201,800    U S WEST Communications, Inc.              7,214,350
                                                     ----------
                                                     98,724,351
                                                     ----------
ENERGY (EXPLORATION & PRODUCTION) -- 1.2%
 65,900    Enron Corp.                                2,512,437
                                                     ----------
NATURAL GAS -- 8.6%
 70,600    Atlanta Gas Light Co.                      1,394,350
 11,800    Bay State Gas Co.                            327,450
 20,800    British Gas plc                              813,800
 21,700    Brooklyn Union Gas Co.(The)                  634,725
 14,100    Connecticut Energy Corp.                     313,725
  2,000    Connecticut Natural Gas Corp.                 46,750
 47,800    Consolidated Natural Gas Co.               2,168,925
 29,800    Eastern Enterprises                        1,050,450
 14,700    Energen Corp.                                354,638
 13,200    Indiana Energy Inc.                          315,150
 11,700    National Fuel Gas Co.                        393,412
 17,800    New Jersey Resources Corp.                   536,225
 51,100    NICOR Inc.                                 1,405,250
 15,200    Oneok, Inc.                                  347,700
122,300    Pacific Enterprises                        3,454,975
109,300    Panhandle Eastern Corp.                    3,046,738
 11,300    Providence Energy Corp.                      192,100
 29,400    Washington Gas Light Co.                     602,700
 16,100    WICOR, Inc.                                  519,225
 21,100    Williams Companies, Inc.(The)                925,762
                                                     ----------
                                                     18,844,050
                                                     ----------
UTILITIES (ELECTRIC) -- 36.7%
 29,900    Atlantic Energy, Inc.                        575,575
 18,700    Baltimore Gas & Electric Co.                 532,950
 97,000    Boston Edison Co.                          2,861,500
168,700    Central & South West Corp.                 4,702,513
 13,200    CILCORP Inc.                                 559,350

--------------------------------------------------------------------------------

 SHARES                                                VALUE
 -------                                            -----------

 91,920    Citizens Utilities Co.                $    1,171,980
  8,400    Commonwealth Energy System                   375,900
248,400    Consolidated Edison Co. of New York, Inc.  7,948,800
 37,800    DQE, Inc.                                  1,162,350
 34,900    Delmarva Power & Light Co.                   793,975
136,900    Detroit Edison Company                     4,723,050
 95,000    Duke Power Co.                             4,500,625
 35,700    Eastern Utilities Associates                 843,412
 15,000    Empresa Nacional de Electricidad S.A.        858,750
 22,100    Entergy Corp.                                646,425
114,500    Enova Corporation                          2,719,375
 42,500    FPL Group, Inc.                            1,970,938
 12,900    General Public Utilities Corp.               438,600
  3,000    Green Mountain Power Corp                     83,250
 71,000    Houston Industries Inc.                    1,721,750
  4,200    IPALCO Enterprises, Inc.                     160,125
 22,900    Illinova Corp.                               687,000
 33,900    LG&E Energy Corp.                          1,432,275
 42,900    MidAmerican Energy Co.                       718,575
 98,400    NIPSCO Industries, Inc.                    3,763,800
200,000    Niagara Mohawk Power Corp.                 1,925,000
 64,200    Northeast Utilities                        1,564,875
 81,900    Northern States Power Co.                  4,023,337
 16,700    Northwestern Public Service Co.              467,600
166,200    Ohio Edison Co.                            3,905,700
  9,900    Oklahoma Gas & Electric Co.                  425,700
130,200    Pacific Gas & Electric Co.                 3,694,425
 95,000    PECO Energy Co.                            2,861,875
  3,700    Portland General Corp.                       107,763
  4,500    Public Service Enterprise Group Inc.         137,812
 86,200    Rochester Gas & Electric Corp.             1,950,275
199,700    SCEcorp                                    3,544,675
219,100    Southern Co.                               5,395,337
  3,000    St. Joesph Light & Power Co.                 106,500
 54,700    TECO Energy, Inc.                          1,401,688
 31,600    Texas Utilities Co.                        1,299,550
 48,100    Unicom Corp.                               1,575,275
                                                     ----------
                                                     80,340,230
                                                     ----------
UTILITIES (WATER) -- 0.3%
  8,700    Aquirion Co.                                 221,850
  8,100    Consumers Water Co.                          146,812
 11,800    Philadephia Suburban Corp.                   244,850
  8,100    United Water Resources Inc.                   97,200
                                                     ----------
                                                        710,712
                                                     ----------

TOTAL COMMON STOCKS-- 93.0%                         203,583,163
   (Cost $173,759,758)                               ----------

FIXED INCOME SECURITIES

U.S. TREASURY SECURITIES -- 3.7%
$8,000,000    U.S. Treasury Notes, 5.75%, 9-30-97     8,074,319
   (Cost $8,002,578)                                 ----------


TOTAL INVESTMENT SECURITIES-- 96.7%                 211,657,482
   (Cost $181,762,336)                               ----------


OTHER ASSETS LESS LIABILITIES-- 3.3%                  7,136,979
                                                     ----------

NET ASSETS -- 100% -- equivalent to $11.44 per share
   on 19,130,376 shares outstanding                $218,794,461
                                                     ==========

1   Non-income producing.

See the accompanying notes to financial statements.

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller

[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.            2/96 Q070